Filed electronically with the Securities and Exchange
                        Commission on February 26, 1999
                                                              File No. 33-00079
                                                              File No. 811-7479

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 5                    / X /
                                                      -
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

Amendment No. 6                                                            / X /
              -
                               KEMPER EUROPE FUND
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------
                 Philip J. Collora, Vice President and Secretary
                               Kemper Europe Fund
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/ X /    On March 1, 1999  pursuant to paragraph (b)
/   /    On March 1, 1999 pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/   /    This  post-effective  amendment  designates a new effective  date for a previously filed post-effective amendment

                      Kemper Global and International Funds
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                            Kemper Global Income Fund
                            Kemper International Fund

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999
                               ------------------
                                 CLASS I SHARES
                               ------------------

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with a least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule

March 1, 1999
CODE

12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

Past performance

The charts and tables contained in the accompanying prospectus provide some indication of the risks of investing in the funds by illustrating how the funds have performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Additional financial information for those funds which currently have Class I shares outstanding is set forth below.

Average Annual Total Returns -- Class I shares

For periods ended
December 31, 1998               One Year      Life of Class   Inception of Class
--------------------------------------------------------------------------------
Kemper International Fund         8.79%          12.90%            7/3/95
MSCI EAFE Index                  20.33%          10.49%              --
--------------------------------------------------------------------------------
Fee and expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder fees: Fees paid directly from your investment.


-----------------------------------------------------------------------------------------------------------------
                             Maximum Sales   Maximum Deferred    Maximum Sales
                             Charge (Load)     Sales Charge      Charge (Load)
                              Imposed on          (Load)           Imposed on
                            Purchases (as a     (as a % of         Reinvested
                             % of offering      redemption         Dividends/      Redemption           Exchange
                                price)           proceeds)       Distributions        Fee                  Fee
-----------------------------------------------------------------------------------------------------------------
Kemper Asian                     None              None               None              None             None
  Growth Fund
-----------------------------------------------------------------------------------------------------------------
Kemper Europe                    None              None               None              None             None
  Fund
-----------------------------------------------------------------------------------------------------------------
Kemper Global                    None              None               None              None             None
  Income Fund
-----------------------------------------------------------------------------------------------------------------
Kemper                           None              None               None              None             None
  International
  Fund
-----------------------------------------------------------------------------------------------------------------

Annual fund operating expenses: Expenses that are deducted from fund assets.


 -------------------------------------------------------------------------------------------------------------------
                          Management              Distribution (12b-1)         Other              Total Annual Fund
                              fee                        Fees                 expenses*          Operating Expenses*
 -------------------------------------------------------------------------------------------------------------------
 Kemper Asian                 0.85%                   None                   2.34%                   3.19%
   Growth Fund
 -------------------------------------------------------------------------------------------------------------------
 Kemper Europe                0.75%                   None                   0.92%                   1.67%
   Fund
 -------------------------------------------------------------------------------------------------------------------
 Kemper International         0.73%                   None                   0.27%                   1.00%
   Fund
 -------------------------------------------------------------------------------------------------------------------
 Kemper Global                0.75%                   None                   0.55%                   1.30%
   Income Fund
 -------------------------------------------------------------------------------------------------------------------

* Estimated for Kemper Asian Growth Fund, Kemper Europe Fund and Kemper Global Income Fund since no Class I shares were issued as of their most recent fiscal year ends.

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

 -------------------------------------------------------------------------------
                                     1 Year      3 Years    5 Years     10 Years
 -------------------------------------------------------------------------------
 Kemper Asian Growth Fund            $322         $983      $1,669        $3,494
 -------------------------------------------------------------------------------
 Kemper Europe Fund                  $170         $526        $907        $1,976
 -------------------------------------------------------------------------------
 Kemper International Fund           $102         $318        $552        $1,225
 -------------------------------------------------------------------------------
 Kemper Global Income Fund           $132         $412        $713        $1,568
 -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares of Kemper Asian Growth Fund, Kemper Europe Fund and Kemper Global Income Fund since no Class I shares were issued as of the respective fiscal year end of the funds.

Kemper International Fund


                                                                                           July 3 to
                                                                                            October
                                                               Year ended October 31,         31,
CLASS I                                                     1998        1997      1996       1995
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $12.72       11.99      10.61     10.09
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      .11         .07        .10       .04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                           .03        1.53       1.48       .48
------------------------------------------------------------------------------------------------------
Total from investment operations                             .14        1.60       1.58       .52
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment                           .15         .19        .15       --
  income
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                        .55         .68        .05       --
------------------------------------------------------------------------------------------------------
Total dividends                                              .70         .87        .20       --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.16       12.72      11.99     10.61
------------------------------------------------------------------------------------------------------
Total return (not annualized)                              1.18%       14.19      15.19      5.15
------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                                   1.00%        1.04       1.10       .85
------------------------------------------------------------------------------------------------------
Net investment income                                      1.00%         .69        .88      1.32
Supplemental data for all classes
Net assets at end of year                        $604,684   588,069    472,243    364,708   418,282
  (in thousands)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           105%         76        104        114       103
------------------------------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.

Special Features

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features -- Class A Shares -- Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features -- Exchange Privilege -- General."

                                                             [LOGO] KEMPER FUNDS

Kemper Global and International Funds

PROSPECTUS March 1, 1999

KEMPER GLOBAL AND INTERNATIONAL FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of funds managed by Scudder Kemper Investments, Inc.

Global Discovery Fund

Growth Fund Of Spain

Kemper Asian Growth Fund

Kemper Emerging Markets Growth Fund

Kemper Emerging Markets Income Fund

Kemper Europe Fund

Kemper Global Blue Chip Fund

Kemper Global Income Fund

Kemper International Fund

Kemper International Growth and Income Fund

Kemper Latin America Fund

Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    Contents


                                 3      Foreign Investing
--------------------------------------------------------------------------------

                                 3      Investment approach

                                 3      Principal risk factors


                                 3      About The Funds
--------------------------------------------------------------------------------
                                 3      Growth Fund Of Spain

                                 8      Kemper Asian Growth Fund

                                13      Kemper Emerging Markets Growth Fund

                                17      Kemper Emerging Markets Income Fund

                                23      Kemper Europe Fund

                                29      Kemper Global Blue Chip Fund

                                34      Kemper Global Discovery Fund

                                39      Kemper Global Income Fund

                                44      Kemper International Fund

                                48      Kemper International Growth and
                                        Income Fund

                                53      Kemper Latin America Fund

                                57      Investment manager


                                68      About Your Investment
--------------------------------------------------------------------------------
                                68      Choosing a share class

                                71      Buying shares

                                77      Selling and exchanging shares

                                78      Distributions and taxes

                                79      Transaction information


                                83      Financial Highlights
--------------------------------------------------------------------------------

FOREIGN INVESTING

INVESTMENT APPROACH

The funds described in this prospectus invest primarily in non-U.S. issuers. Each fund has its own investment objective, investment strategy and risk profile.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security and the value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each stock fund's returns and net asset value will go up and down. Stock market movements will affect the funds' share prices on a daily basis. Declines in value are possible both in the overall stock market and in the types of securities held by the funds.

Bond Market. When interest rates rise, the price of bonds typically falls in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a fund's duration, the more sharply its share price is likely to rise or fall when interest rates change.

Portfolio Strategy. The portfolio managers' skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Foreign Securities. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates.

ABOUT THE FUNDS

GROWTH FUND OF SPAIN

INVESTMENT OBJECTIVE

Growth Fund Of Spain seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies are fundamental and cannot be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its objective by investing primarily in equity securities of Spanish companies. A company is deemed to be Spanish if it is:

o     organized under the laws of Spain; or

o     traded in the Spanish securities markets and doing business in Spain.

Under normal market conditions, at least 65% of the fund's total assets will be invested in equity securities of Spanish companies. The fund may invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid. The fund may invest up to 35% of its total assets in investment-grade fixed income securities denominated in Pesetas or U.S. dollars.

As an operating policy the investment manager intends to evaluate investment opportunities throughout the Iberian Peninsula (i.e., Spain and Portugal). As a matter of non-fundamental policy, the fund may invest up to 35% of its total assets in equity securities of companies other than Spanish companies, and may focus such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal.

In selecting its investments, the fund will look for companies with (i) strong and sustainable earnings growth, (ii) solid management and (iii) reasonable stock market valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective. The fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividends and other distributions to shareholders.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The securities markets of Spain and Portugal have substantially less volume than the securities markets of the U.S. and securities of some companies in Spain and Portugal are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The fund is the successor entity to The Growth Fund of Spain, Inc., a closed-end fund whose shares were exchanged for Class A shares of the fund in connection with a reorganization transaction completed on December 11, 1998. The information provided in the chart is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and does not reflect sales charges, which reduce return. Open-end funds generally have higher expenses than closed-end funds and, accordingly, the fund expects that its expense ratio will be higher than that of its predecessor. Expenses adversely affect performance.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1991.................  15.82%
1992................. -23.48%
1993.................  28.79%
1994.................   2.26%
1995.................  22.11%
1996.................  31.12%
1997.................  19.47%
1998.................  49.85%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 32.17% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -21.84% (the third quarter of 1992).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A[     Class B     Class C       IBEX 35 Index
-----------------       -------      -------     -------       -------------
One Year                 41.21%        --          --             47.47%

Five Years               22.52%        --          --             25.23%

Ten Years                 --           --          --               --

Since Class
Inception*               13.19%      3.22%**     6.44%**            ***

-----------
[ The information provided is for The Growth Fund of Spain, Inc. through December 11, 1998 and for the fund's Class A shares thereafter, and assumes deduction of the Class A sales charge.

* Inception date for Class A shares is 2/14/90, which was the inception date for the fund's predecessor, The Growth Fund of Spain, Inc. and for Class B and C shares is 12/14/98.

**    Aggregate returns.

*** Index return for the life of each class: 14.82% (2/14/90) for Class A shares, and 4.65% (12/14/98) for Class B and C shares.

The IBEX 35 Index is a capitalization-weighted index of the 35 most liquid Spanish stocks traded on the continuous markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    2.00%*      2.00%*       2.00%*
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets**
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.10%        1.35%        1.30%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.85%        2.85%        2.80%
--------------------------------------------------------------------------------

* A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions. See "Redemption Fee."

** The fund was reorganized from a closed-end fund to an open-end fund in December 1998. The fees and expenses of open-end funds are, in many cases, higher than those of closed-end funds. Accordingly, the expense ratios shown above are estimated, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year, for the fund's current fiscal year ending on October 31, 1999. The actual expenses for each class of shares in future years may be more or less than the numbers in the tables above, depending on a number of factors, including changes in actual value of the fund's assets represented by each class of shares.

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold your shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $941                 $888                 $583

3 Years                $1,123               $1,183                 $868

5 Years                $1,518               $1,704               $1,479

10 Years               $2,619               $2,719               $3,128

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $752                 $288                 $283

3 Years                $1,123                 $883                 $868

5 Years                $1,518               $1,504               $1,479

10 Years               $2,619               $2,719               $3,128

KEMPER ASIAN GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Asian Growth Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies.

Under normal circumstances the fund will invest at least 85% of its total assets in equity securities of Asian companies. The fund considers an issuer of securities to be an Asian company if:

o the company is organized under the laws of an Asian country and has a principal office in an Asian country;

o the company derives 50% or more of its total revenues from business in Asia; or

o the company's equity securities are traded principally on a stock exchange in Asia.

Furthermore, the fund will invest at least 65% of its total assets in securities of Asian companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developing or emerging countries. The fund may invest without limit in emerging Asian countries, such as China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The fund may also invest without limit in developed Asian countries, such as Japan and Singapore. However, the fund will only invest in Japan when economic conditions warrant, and then only in limited amounts. From time to time, the fund may have 40% or more of its total assets invested in any major Asian industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various Asian countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of Asian countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in Asian companies.

In selecting its investments, the fund will look for companies with (i) identifiable market niches, (ii) clean balance sheets and (iii) strong valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value, (ii) a company's fundamentals have deteriorated and (iii) the fund's portfolio is too heavily weighted in a particular industry or sector.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-Asian companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions. The fund does not currently intend to invest more than 5% of its net assets in debt securities.

The fund considers Asian equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of Asian companies and depository receipts where the underlying or deposited securities are equity securities of Asian companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Asian investments may present a greater risk to the fund than investments in a more geographically diversified fund.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997................. -34.60%
1998................. -19.02%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 19.46% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -33.05% (the second quarter of 1998).

Average Annual Total Returns
                                                              MSCI All Country
For periods ended                                                Asia Free
December 31, 1998       Class A      Class B     Class C      Ex-Japan Index
-----------------       -------      -------     -------      --------------
One Year                -23.70%      -22.37%     -20.06%          -4.82%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**             -25.10%      -24.90%     -23.77%             *

-----------
* Index returns for the life of each class: -26.49% (11/30/96) for Class A, B, and C, respectively.

**    Inception date for Class A, B and C shares is 10/21/96.

The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses, or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                              Class A       Class B     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                              5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)         None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                      None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                     None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                    None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                 0.85%         0.85%       0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None          0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses                                 1.80%         2.69%       2.96%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           2.65%         4.29%       4.56%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.78%, and Class C shares to 2.71%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.85%, 1.51% and 1.85% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.80% for Class A, 2.78% for Class B and 2.71% for Class C.

Total Annual Fund Operating Expenses are currently limited to 1.85% for Class A shares, 2.79% for Class B shares, and 3.25% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.23% for Class A shares, 4.11% for Class B shares and 6.30% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $828                 $831                 $557

3 Years                $1,351               $1,601               $1,377

5 Years                $1,899               $2,383               $2,305

10 Years               $3,387               $3,788               $4,662

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $828                 $431                 $457

3 Years                $1,351               $1,301               $1,377

5 Years                $1,899               $2,183               $2,305

10 Years               $3,387               $3,788               $4,662

KEMPER EMERGING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE

Kemper Emerging Markets Growth Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective through equity investment in emerging markets around the globe. Normally, at least 65% of the fund's total assets will be invested in the equity securities of emerging market issuers.

The investment manager takes a top-down approach to evaluating investments for the fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region, as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the investment manager to identify industries and companies that the investment manager believes are most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the investment manager looks for, among other things, individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The investment manager seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

A stock is typically sold when, in the opinion of the portfolio manager (i) the stock has reached it fair market value and its appreciation is limited, (ii) a company's fundamentals have deteriorated, (iii) the fund's portfolio is too heavily weighted in a particular industry or sector, and (iv) country risk outweighs probable return.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     the issuer is organized under the laws of an emerging market country;

o     the issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in emerging market and domestic debt securities which may be below investment-grade or unrated if the investment manager determines that capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

Under normal market conditions, the fund may invest up to 35% of its total assets in equity securities of issuers in the U.S. and other developed markets.

The fund may invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end company investments will generally only be made when market access or liquidity considerations restricts direct investment in the market.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may hold, without limit, debt instruments, as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
--------------------------------------------------------------------------------
Exchange Fee                                  None          None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%        1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     None         0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               21.13%        22.06%       22.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         22.38%        24.06%       24.03%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.28%, Class B shares to 3.18%, and Class C shares to 3.15%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 20.10%, 20.88% and 20.88% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.28% for Class A, 3.18% for Class B and 3.15% for Class C.

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.06% for Class B shares, and 3.03% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 17.82% for Class A shares, 19.05% for Class B shares and 17.48% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $2,044               $2,500               $2,255

3 Years                $5,127               $5,524               $5,360

5 Years                $7,231               $7,522               $7,449

10 Years              $10,015              $10,042              $10,042

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $2,044               $2,177               $2,174

3 Years                $5,127               $5,365               $5,360

5 Years                $7,231               $7,453               $7,449

10 Years              $10,015              $10,042              $10,042

KEMPER EMERGING MARKETS INCOME FUND

INVESTMENT OBJECTIVES

Kemper Emerging Markets Income Fund has dual investment objectives. The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objectives, the fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

The fund can invest entirely in high yield/high risk bonds (also called "junk" bonds). The fund invests in lower quality securities of emerging market issuers, some of which have defaulted in the past on certain of their financial obligations. The fund's weighted average maturity may vary from period to period.

In seeking high current income and, secondarily, long-term capital appreciation, the fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The investment manager may pursue investment opportunities in Asia, Africa, Latin America, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The fund deems an issuer to be located in an emerging market if:

o     The issuer is organized under the laws of an emerging market country;

o     The issuer's principal securities trading market is in an emerging market;
      or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The portfolio manager seeks to buy securities of companies with good credit, strong fundamentals and strong valuations, and conversely, to sell securities which cannot meet these criteria.

In an attempt to reduce or eliminate currency risk, the debt securities in which the fund invests are exclusively U.S. dollar-denominated debt securities, or foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but not required to, invest in the following:

The fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets.

The fund may invest up to 20% of its total assets in U.S. fixed income instruments which may be below investment-grade.

The fund may acquire shares of closed-end investment companies that invest primarily in emerging market debt securities.

The fund is authorized to borrow from banks and other entities in an amount equal to up to 20% of the fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use proceeds of the borrowings for investment purposes. Borrowing creates leverage, which is a speculative characteristic.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

The fund will not commit more than 40% of its total assets to issuers in a single country.

For temporary defensive purposes, the fund may invest without limit in U.S. debt securities, including short-term money market securities. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests in emerging securities markets that may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Certain emerging markets require prior governmental approval of the type and/or amount of investments by foreign persons.

Issuers whose bonds are below investment-grade may be in impaired financial condition and may be affected by stock market shifts. The prices of their bonds, therefore, tend to change based on stock market movements to a greater degree than investment-grade bond prices.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -36.38%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.31% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -38.46% (the second quarter of 1998).

Average Annual Total Returns

For periods ended                                                JP Morgan
December 31, 1998       Class A      Class B     Class C        EMBI+ Index
-----------------       -------      -------     -------        -----------
One Year*               -39.20%      -38.78%     -36.96%          -14.35%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The unmanaged JP Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                4.12%        5.00%        4.97%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          5.12%        6.75%        6.72%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.68%, Class B shares to 2.56%, and Class C shares to 2.53%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.70% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 3.44%, 4.19% and 4.19% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.68% for Class A, 2.56% for Class B and 2.53% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.70% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 4.71% for Class A shares, 4.49% for Class B shares and 4.94% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements. Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $512               $1,062                 $765

3 Years                $1,533               $2,257               $1,964

5 Years                $2,552               $3,414               $3,218

10 Years               $5,089               $6,188               $6,170

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $512                 $669                 $666

3 Years                $1,533               $1,972               $1,964

5 Years                $2,552               $3,230               $3,218

10 Years               $5,089               $6,188               $6,170

KEMPER EUROPE FUND

INVESTMENT OBJECTIVE

Kemper Europe Fund seeks long-term capital growth. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of European companies.

Under normal circumstances the fund will invest at least 85% of its total assets in securities of European companies. The fund considers an issuer of securities to be a European company if:

o the company is organized under the laws of a European country and has a principal office in a European country;

o the company derives 50% or more of its total revenues from business in Europe; or

o the company's equity securities are traded principally on a stock exchange in Europe.

Furthermore, the fund will invest at least 65% of its total assets in securities of European companies which satisfy at least one of the first two criteria described above.

The fund invests principally in developed countries, but may invest up to 25% of its total assets in developing or "emerging" countries. Currently, the developed European countries in which the fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The fund may invest without limit in other European countries in the future if they become developed countries. From time to time, the fund may have 25% or more of its total assets invested in any major European industrial or developed country.

The fund's investment manager determines the appropriate distribution of investments among various European countries and geographic regions by considering numerous factors, including the following, among other things:

o     prospects for relative economic growth of European countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to investors in European companies.

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue.

A stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached a predetermined value, (ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in other types of securities including, but not limited to, equity securities of non-European companies, bonds, notes, and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions.

The fund considers European equity securities to include shares of closed-end management investment companies, the assets of which are invested primarily in equity securities of European companies and depository receipts where the underlying or deposited securities are equity securities of European companies.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting European investments may present a greater risk to the fund than investments in a more geographically diversified fund.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1997.................  15.87%
1998.................  19.96%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 18.12% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -15.94% ( the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            FT/S&P World Europe
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year                 13.10%      15.63%      19.26%           27.55%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

Since Class
Inception**              17.39%      18.07%      19.19%              *

-----------
* Index returns for the life of each class: 25.92% (4/30/96) for Class A, B, and C shares, respectively.

**    Inception date for the Class A, B and C shares is 5/1/96.

The Financial Times/Standard & Poor's Actuaries World Index - Europe is an unmanaged index that is generally representative of the equity securities of European Markets. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.53%        2.92%        1.39%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.28%        4.42%        2.89%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended November 30, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.53%, Class B shares to 2.67%, and Class C shares to 2.08%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended November 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.75%, 1.75% and 0.81% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.53% for Class A, 2.67% for Class B and 2.08% for Class C.

Total Annual Fund Operating Expenses are currently limited to 1.75% for Class A shares, 2.65% for Class B shares, and 2.62% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 1.73% for Class A shares, 3.27% for Class B shares and 2.38% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $793                 $843                 $392

3 Years                $1,246               $1,638                 $895

5 Years                $1,725               $2,442               $1,523

10 Years               $3,040               $3,695               $3,214

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $793                 $443                 $292

3 Years                $1,246               $1,338                 $895

5 Years                $1,725               $2,242               $1,523

10 Years               $3,040               $3,695               $3,214

Proposed reorganization

The Board of Trustees of the Kemper Europe Fund has agreed in principle to propose to shareholders that the Fund be reorganized into the Scudder New Europe Fund, Inc. In connection with the reorganization, the Scudder New Europe Fund, which is currently a closed-end investment company, will be converted to an open-end investment company (mutual fund). After the reorganization, it is expected that the Scudder New Europe Fund will change its name to the Kemper Europe Fund, Inc. and will become a part of the Kemper family of funds.

The reorganization is expected to occur during the third quarter of 1999 and is subject to a number of conditions, including final approval by the board and approval by shareholders of each fund.

KEMPER GLOBAL BLUE CHIP FUND

INVESTMENT OBJECTIVE

Kemper Global Blue Chip Fund seeks long-term growth of capital. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund will pursue its investment objective through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks.

The fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "blue chip" companies. "Blue Chip" companies are generally identified by their:

o     substantial capitalization;

o     established history of earnings and dividends;

o     easy access to credit;

o     good industry position; and

o     superior management structure.

Global "blue chip" companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares usually results in a relatively high degree of liquidity for such investments.

In general, the fund will seek to invest in companies that the investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The fund will also invest in companies which possess attractive valuations.

A stock is typically sold when, in the opinion of the portfolio manager, (i) it no longer has favorable fundamentals or valuations and (ii) it is not expected to benefit from long-term changes in the global economy.

The fund will invest primarily in developed markets. The fund may be invested 100% in non-U.S. issues, although under normal circumstances, it is expected that both foreign and U.S. investments will be represented in the fund's portfolio.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 15% of its total assets in debt or equity securities of developing or emerging markets. The fund may invest in closed-end investment companies that invest primarily in emerging market debt securities.

The fund may invest in securities traded over-the-counter. The fund may invest in high-quality debt securities with credit ratings of Aaa/AAA through Baa/BBB (and their unrated equivalents) of U.S. and foreign issuers. The fund may also invest up to 5% of its total assets in debt securities rated Baa/BBB or below (and their unrated equivalents), often referred to as "junk" bonds of U.S. and foreign issuers.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. issues, high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Convertible debt securities in which the fund may invest are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................  13.79%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 10.32% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -8.00% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C     MSCI World Index
-----------------       -------      -------     -------     ----------------
One Year*                7.24%        9.63%      12.84%           24.80%

Five Years                --           --          --               --

Ten Years                 --           --          --               --

-----------
*    Inception date for Class A, B and C shares is 12/31/97.

The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. Index returns assume reinvestment of dividends and unlike the fund's returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                5.06%        5.94%        5.91%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          6.06%        7.69%        7.66%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.80%, Class B shares to 2.68%, and Class C shares to 2.65%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.15% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 4.26%, 5.01% and 5.01% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.80% for Class A, 2.68% for Class B and 2.65% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.15% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 3.63% for Class A shares, 4.53% for Class B shares and 5.81% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603               $1,148                 $853

3 Years                $1,789               $2,492               $2,208

5 Years                $2,951               $3,769               $3,583

10 Years               $5,748               $6,731               $6,715

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603                 $759                 $756

3 Years                $1,789               $2,215               $2,208

5 Years                $2,951               $3,595               $3,583

10 Years               $5,748               $6,731               $6,715


KEMPER GLOBAL DISCOVERY FUND*

* Kemper Global Discovery Fund refers to the Kemper shares of Global Discovery Fund which are offered through this prospectus.

INVESTMENT OBJECTIVE

The fund seeks above-average capital appreciation over the long term. Unless otherwise indicated, the fund's investment objective and strategies may be changed without a vote of shareholders.

Main investment strategies

The fund invests primarily in a diversified portfolio of equity securities of small rapidly growing companies throughout the world that the fund's management believes offer the potential for above-average returns relative to large companies, yet are frequently overlooked, and thus, undervalued by the market. Under normal circumstances the fund invests at least 65% of its total assets in the equity securities of small companies. These companies are similar in size to the smallest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index - typically these companies have a market value of between approximately $50 million and $2 billion. However, the fund may invest in companies with smaller market values. Under current market conditions, the median market capitalizations of the companies in which the fund invests is not expected to exceed $750 million.

The fund may invest in any region of the world. It can invest in the securities of companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in companies operating in developed economies, such as some of those of the United States, Japan and Western Europe. The fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The fund's investment manager determines which securities to invest in by evaluating potential investments from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The fund's investment manager determines which securities to sell using the same criteria. In evaluating the growth potential and relative value of a possible investment, the investment manager considers many factors, including, among other things:

o     the depth and quality of management;

o     a company's product line, business strategy and competitive position;

o     research and development efforts;

o     financial strength, including degree of leverage;

o     cost structure;

o     revenue and earnings growth potential;

o     price-to-earnings ratios and other stock valuation measures; and

o the attractiveness of the country and region in which a company is located.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest up to 35% of its total assets in (i) equity securities of larger companies located throughout the world and in (ii) debt securities if the fund's investment adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The fund may purchase investment-grade bonds, those rated Aaa, Aa, A, Baa/AAA, AA, A, BBB. The fund may also invest up to 5% of its net assets in debt securities rated below investment-grade.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest, without limit, in cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities, primarily global small company stocks. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

In pursuit of higher investment returns, this fund may incur greater risks and more dramatic fluctuations in value than a fund that invests in stocks of larger companies. The inherent business characteristics and risks of small companies include such things as untested management, key personnel with varying degrees of experience, less diversified product lines and weaker financial positions. Also, small companies tend to have less predictable earnings and less liquid securities than more established companies.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Because Classes A, B and C commenced operations during the course of 1998, the performance information set forth below is for Class S shares. It does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1992.................  -0.07%
1993.................  38.18%
1994.................  -7.68%
1995.................  17.84%
1996.................  21.47%
1997.................   9.93%
1998.................  16.43%

The fund currently offers four classes of shares. This prospectus sets forth information about classes A, B and C. The original class of shares is designated as Class S, and is not offered in this prospectus. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ. Otherwise, the share classes will have substantially similar returns.

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 20.25% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -16.62% (the third quarter of 1998).

Average annual total returns

                                                            Salomon Brothers
For periods ended                      Global                 World Equity
December 31, 1998                  Discovery Fund        Extended Market Index
-----------------                  --------------        ---------------------
One Year                               16.43%                  20.57%
Five Years                             11.08%                  15.94%
Since Inception (9/10/91)              12.83%                  14.05%*

*    Index comparison begins August 30, 1991.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization index made up of holdings selected from a 22 country universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.10%        1.10%        1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                1.10%        1.28%        1.38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.20%        3.13%        3.23%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.95%, Class B shares to 2.83%, and Class C shares to 2.80%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.25%, 0.30% and 0.43% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.95% for Class A, 2.83% for Class B and 2.80% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 2.07% for Class A shares, 2.81% for Class B shares and 2.75% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $223                 $723                 $428

3 Years                  $688               $1,283                 $995

5 Years                $1,180               $1,859               $1,688

10 Years               $2,534               $3,439               $3,531

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $223                 $316                 $326

3 Years                  $688                 $966                 $995

5 Years                $1,180               $1,640               $1,688

10 Years               $2,534               $3,439               $3,531

KEMPER GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

Kemper Global Income Fund seeks to provide high current income consistent with prudent total return asset management. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in investment grade foreign and domestic fixed income securities. In managing the fund's portfolio to provide a high level of current income, the investment manager also seeks to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. The fund's weighted average maturity may vary from period to period.

The fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, the fund will invest at least 65% of its assets in the securities of issuers located in at least three countries, one of which may be the United States. It is currently anticipated that the fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units, such as the Euro.

In managing the fund's portfolio in an effort to reduce volatility and increase returns, the fund may allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its investment objective based upon the following:

o     relative interest rates among currencies;

o     the outlook for changes in these interest rates; and

o     anticipated changes in worldwide exchange rates.

In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

The fund will buy and sell its investments on the basis of, among other things, various economic fundamentals, including inflation rates, interest rates and exchange rates.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the bond market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance. Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1990.................  22.66%
1991.................  11.13%
1992.................  -1.90%
1993.................  10.23%
1994.................  -1.47%
1995.................  19.89%
1996.................   5.87%
1997.................   1.80%
1998.................  10.48%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 11.23% (the first quarter of 1995), and the fund's lowest return for a calendar quarter was -4.32% (the first quarter of 1992).

Average Annual Total Returns

For periods ended                                         SB World Government
December 31, 1998      Class A    Class B     Class C          Bond Index
-----------------      -------    -------     -------          ----------
One Year                5.56%      6.56%       9.72%             6.92%

Five Years              6.08%       --          --               7.34%

Ten Years                --         --          --                --

Since Class
Inception**             8.21%      7.49%       7.93%               *

-----------
* Index returns for the life of each class: 9.57% (10/1/89) for Class A shares and 8.77% (5/31/94) for B, and C shares.

** Inception dates for Class A, B, and C shares are 10/1/89, 5/31/94 and 5/31/94, respectively.

The Salomon Smith Barney World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             4.5%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.75%        0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                0.83%        0.82%        0.63%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.58%        2.32%        2.13%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603                 $635                 $316

3 Years                  $926               $1,024                 $667

5 Years                $1,272               $1,440               $1,144

10 Years               $2,244               $2,302               $2,462

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $603                 $235                 $216

3 Years                  $926                 $724                 $667

5 Years                $1,272               $1,240               $1,144

10 Years               $2,244               $2,302               $2,462

KEMPER INTERNATIONAL FUND

INVESTMENT OBJECTIVE

Kemper International Fund seeks total return, a combination of capital growth and income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

In pursuing its investment objective, the fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both.

There is no limitation on the percentage or amount of the fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

The fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the fund's total assets will be invested in non-U.S. issuers. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers the following factors, among other things:

o     prospects for relative economic growth among foreign countries;

o     expected levels of inflation;

o     relative price levels of the various capital markets;

o     government policies influencing business conditions;

o     the outlook for currency relationships; and

o the range of individual investment opportunities available to the international investor.

In selecting its investments, the fund will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue. The fund will also look for previously unmanaged companies which are undergoing a turnaround as a result of new management, product focus or balance sheet restructuring.

A stock is typically sold when the stock (i) has reached a predetermined value,
(ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would lower the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities that can be converted into common stocks, also known as convertibles. The fund may also invest in debt securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

The fund may also establish and maintain reserves for defensive purposes and to enable the fund to take advantage of buying opportunities. The fund's reserves may be invested in domestic as well as foreign short-term money market instruments.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1989.................  18.57%
1990.................  -7.50%
1991.................   9.13%
1992.................  -4.79%
1993.................  35.65%
1994.................  -4.00%
1995.................  12.96%
1996.................  17.05%
1997.................   9.00%
1998.................   7.88%

For the periods included in the bar chart, the fund's highest return for a calendar quarter was 14.53% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -17.89% (the third quarter of 1998).

Average Annual Total Returns

For periods ended
December 31, 1998       Class A      Class B     Class C      MSCI EAFE Index
-----------------       -------      -------     -------      ---------------
One Year                 1.65%        4.05%       6.79%            20.33%

Five Years               7.07%         --          --               9.50%

Ten Years                8.08%         --          --               5.85%

Since Class
Inception**             11.92%        8.29%       8.63%            *

-----------
* Index returns for the life of each class: 14.02% (5/31/81) for Class A shares and 8.71% (5/31/94) for Class B and C shares.

** Inception date for the Class A shares is 5/21/81 and Class B and C shares is 5/31/94.

The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                0.73%        0.73%        0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                                0.91%        1.14%        1.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.64%        2.62%        2.55%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $732                 $665                 $358

3 Years                $1,063               $1,114                 $794

5 Years                $1,415               $1,590               $1,355

10 Years               $2,407               $2,496               $2,885

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                   $732                 $265                 $258

3 Years                $1,063                 $814                 $794

5 Years                $1,415               $1,390               $1,355

10 Years               $2,407               $2,496               $2,885

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

Kemper International Growth and Income Fund seeks long-term growth of capital and current income. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends.

At least 80% of the fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The fund focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index.

Stocks are selected for the fund using a disciplined, multi-part investment approach with four stages as follows:

o Stage 1: The investment manager analyzes the pool of dividend-paying foreign securities, primarily from the world's more mature markets, targeting stocks that have high relative yields compared to the average for their markets.

o Stage 2: The investment manager identifies what it believes are the most promising stocks for the fund's portfolio.

o Stage 3: The investment manager diversifies the fund's portfolio among different industry sectors.

o Stage 4: The investment manager diversifies the fund's portfolio among different countries.

A stock is typically sold when a company's dividend yield reaches a predetermined level versus the market yield. A stock is also sold when, in the opinion of the portfolio manager, a company's financial situation begins to deteriorate, especially through the assumption of large amounts of debt.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

Under normal conditions, the fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed income securities of governments, governmental agencies, supranational agencies and private issuers when the investment manager believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities which are those rated Aaa/AAA through Baa/BBB (and their unrated equivalents).

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents which may include domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. The fund may also hold up to 20% of its net assets in the U.S. and foreign fixed income securities for temporary defensive purposes. In such cases, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998.................   8.94%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 14.21% (the first quarter of 1998), and the fund's lowest return for a calendar quarter was -16.55% (the third quarter of 1998).

Average Annual Total Returns

For periods ended                                            MSCI EAFE+Canada
December 31, 1998       Class A      Class B     Class C           Index
-----------------       -------      -------     -------           -----
One Year*                2.67%        5.03%       8.04%           19.11%
Five Years                --           --          --               --
Ten Years                 --           --          --               --

-----------
* Inception date for Class A, B and C shares is 12/31/97.

The Morgan Stanley Capital International World+Canada Index is an unmanaged index of global stock markets, excluding the U.S. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               12.58%        13.46%       13.43%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         13.58%        15.21%       15.18%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.81%, Class B shares to 2.69%, and Class C shares to 2.66%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.30% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 11.77%, 12.52% and 12.52% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.81% for Class A, 2.69% for Class B and 2.66% for Class C.

Total Annual Fund Operating Expenses are currently limited at the same level as for the fiscal year ended October 31, 1998; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.30% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 13.43% for Class A shares, 14.49% for Class B shares and 14.27% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,300               $1,803               $1,531

3 Years                $3,574               $4,120               $3,897

5 Years                $5,475               $6,003               $5,879

10 Years               $8,971               $9,321               $9,316

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,300               $1,443               $1,441

3 Years                $3,574               $3,903               $3,897

5 Years                $5,475               $5,886               $5,879

10 Years               $8,971               $9,321               $9,316

KEMPER LATIN AMERICA FUND

INVESTMENT OBJECTIVE

Kemper Latin America Fund seeks long-term capital appreciation. Unless otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The fund pursues its investment objective by investing at least 65% of its total assets in Latin American equity securities. Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean.

The fund defines securities of Latin American issuers as follows:

o securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;

o securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents assets or activities located in Latin America; or

o securities of Latin American issuers, as defined above, in the form of depositary shares.

In managing its portfolio, the investment manager seeks out investment opportunities created from changing economic and political trends in Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The investment manager believes that active management, based on disciplined fundamental research, will yield promising investment opportunities for long-term capital appreciation.

In selecting companies for investment, the investment manager typically evaluates, among other things, industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, governmental regulation, and availability and cost of labor and raw materials.

A stock is typically sold when, in the opinion of the portfolio manager, the stock no longer falls within certain valuation parameters.

Presently, the fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. However, the fund may invest in other countries in Latin America when the investment manager deems it appropriate.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objective.

Other investments

To a more limited extent, the fund may, but is not required to, invest in the following:

The fund may invest in debt securities when the investment manager determines that the capital appreciation of debt securities is likely to equal or exceed that of equity securities. The fund may also invest in debt securities which are rated below investment grade (commonly referred to as "junk bonds").

In addition, the fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the investment manager generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

The fund may invest in closed-end investment companies investing primarily in Latin America.

The fund may utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of certain derivatives could magnify losses.

For temporary defensive purposes, the fund may invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers. In such a case, the fund would not be pursuing, and may not achieve, its investment objective.

Main risks

The fund's principal risks are associated with investing in the stock market, the investment manager's skill in managing the fund's portfolio and foreign securities. You will find a discussion of these risks under "Foreign Investing" at the front of this prospectus.

The fund invests primarily in one geographic region. Common economic forces and other factors may affect investments in a single region, even though a number of different countries within a region may be represented within the fund. Factors affecting Latin American investments may present a greater risk to the fund than investments in a more geographically diversified fund.

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was originally a bar chart in the printed materials.]

1998................. -24.32%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 7.14% (the fourth quarter of 1998), and the fund's lowest return for a calendar quarter was -19.35% (the third quarter of 1998).

Average Annual Total Returns
                                                             IFC Latin America
For periods ended                                               Investable
December 31, 1998       Class A      Class B     Class C       Return Index
-----------------       -------      -------     -------       ------------
One Year*               -28.68%      -27.20%     -25.05%          -38.10%
Five Years                --           --          --               --
Ten Years                 --           --          --               --

-----------
*     Inception date for Class A, B and C shares is 12/31/97.

The IFC Latin America Investable Return Index is prepared by the International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

--------------------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
--------------------------------------------------------------------------------
                                             Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)        None(1)       4%           1%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                     None         None         None
--------------------------------------------------------------------------------
Redemption Fee (as % of amount
   redeemed, if applicable)                    None         None         None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None         None
--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------
Management Fee                                1.25%        1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses                               11.50%        12.38%       12.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         12.75%        14.38%       14.34%
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

For the fiscal year ended October 31, 1998, Scudder Kemper Investments, Inc. agreed to reimburse temporarily certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 2.21%, Class B shares to 3.09%, and Class C shares to 3.06%; provided, however transfer agency fees and related out-of-pocket expenses were not subject to this reimbursement. In addition, for the fiscal year ended October 31, 1998, the investment manager agreed to waive 0.35% of its management fee. As a result, for the fiscal year ended October 31, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.54%, 11.29% and 11.28% for Class A, Class B and Class C and actual total annual fund operating expenses were 2.21% for Class A, 3.09% for Class B and 3.06% for Class C.

Total Annual Fund Operating Expenses are currently limited to 2.19% for Class A shares, 3.07% for Class B shares, and 3.04% for Class C shares; provided, however transfer agency fees and related out-of-pocket expenses are not subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. Provided further, that such reimbursement may be discontinued at any time. The investment manager has agreed to continue to waive 0.35% of its management fee until December 31, 1999. It is estimated that Total Annual Fund Operating Expenses, without the effect of any waiver or reimbursement, will be 9.28% for Class A shares, 10.36% for Class B shares and 11.02% for Class C shares.

The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,226               $1,733               $1,458

3 Years                $3,399               $3,961               $3,730

5 Years                $5,249               $5,804               $5,672

10 Years               $8,756               $9,155               $9,146

Fees and expenses if you did not sell your shares:

                       Class A              Class B               Class C
                       -------              -------               -------

1 Year                 $1,226               $1,371               $1,367

3 Years                $3,399               $3,738               $3,730

5 Years                $5,249               $5,682               $5,672

10 Years               $8,756               $9,155               $9,146


INVESTMENT MANAGER

Each fund retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays the investment manager a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                                           As a % of average
                                                           daily net assets
                                                           ----------------
Growth Fund Of Spain                                             0.75%
Kemper Asian Growth Fund                                         0.85%
Kemper Emerging Markets Growth Fund*                             1.25%
Kemper Emerging Markets Income Fund*                             1.00%
Kemper Europe Fund                                               0.75%
Kemper Global Blue Chip Fund*                                    1.00%
Global Discovery Fund                                            1.10%
Kemper Global Income Fund                                        0.75%
Kemper International Fund                                        0.73%
Kemper International Growth and Income Fund*                     1.00%
Kemper Latin America Fund*                                       1.25%

----------
* The investment manager has agreed to waive 0.15%, 0.30%, 0.70%, 0.35%, and 0.35% of its management fee until December 31, 1999 for Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, Kemper Emerging Markets Income Fund, Kemper Emerging Markets Growth Fund and Kemper Latin America Fund, respectively.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Kemper Europe Fund, Kemper Global Income Fund, and Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of each fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

For its services, Scudder Investments (U.K.) Limited will receive from Scudder Kemper Investments, Inc. a monthly fee at the annual rate of 0.30% for Kemper Global Income Fund and 0.35% for each of Kemper Europe Fund and Kemper International Fund of the portion of the average daily net assets of each fund allocated by the investment manager to the sub-adviser for management.

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Growth Fund Of Spain

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Joan R. Gregory                  1998           Joined Scudder Kemper in 1992.
Lead Manager                                    She is a member of the firm's
                                                Global Equity Group and is on
                                                the portfolio management teams
                                                for other affiliated
                                                international mutual funds. She
                                                began her investment career in
                                                1989. Prior to joining Scudder
                                                Kemper, she worked in the
                                                international investment
                                                department at a bank.

Nicholas Bratt                   1998           Joined Scudder Kemper in 1976 as
Manager                                         a portfolio manager. Since then
                                                he has served as portfolio
                                                manager for other affiliated
                                                international mutual funds and
                                                has over 20 years of
                                                international investment
                                                experience. He is Head of the
                                                firm's Global Equity Group,
                                                responsible for the strategic
                                                direction of the firm's equity
                                                management business.
--------------------------------------------------------------------------------

Kemper Asian Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Lead Manager                                equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.

Elizabeth J. Allan             1998         Joined Scudder Kemper in 1987,
Manager                                     researching investments for some of
                                            the firm's other international
                                            mutual funds. Since then she has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. She
                                            has numerous years of Pacific Basin
                                            research and investing experience.
                                            Prior to joining Scudder Kemper, she
                                            spent several years working for an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Growth Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Joyce E. Cornell               1998         Joined Scudder Kemper in 1991 and
Lead Manager                                has been a portfolio manager since
                                            1993. She is a member of the firm's
                                            Global Equity Group, focusing her
                                            portfolio management and research
                                            responsibilities on the emerging
                                            markets. She began her investment
                                            career in 1987. Prior to joining
                                            Scudder Kemper, she was a security
                                            analyst at an unaffiliated
                                            investment management company.

Andre J. DeSimone              1998         Joined Scudder Kemper in 1997 as
Manager                                     part of the firm's emerging markets
                                            portfolio management teams. He began
                                            his investment career in 1981. Prior
                                            to joining Scudder Kemper, he was
                                            the founder and Chief Executive
                                            Officer of a stock brokerage company
                                            in Kenya.
--------------------------------------------------------------------------------

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1998         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Theresa Gusman                 1998         Joined Scudder Kemper in 1992 as an
Manager                                     equity analyst responsible for
                                            China, Hong Kong, Indonesia and
                                            Taiwan. She then joined the Pacific
                                            Basin portfolio management team in
                                            1996. She began her investment
                                            career in 1983. Prior to joining
                                            Scudder Kemper, she was an equity
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Emerging Markets Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
M. Isabel Saltzman             1997         Joined Scudder Kemper in 1990 as a
Lead Manager                                portfolio manager. She is the
                                            Product Leader and a Senior
                                            Portfolio Manager for the firm's
                                            Emerging Markets Bond Group. She
                                            began her investment career in
                                            1979. Prior to joining Scudder
                                            Kemper, she worked in international
                                            finance at a bank.

Susan E. Dahl                  1997         Joined Scudder Kemper in 1987 as
Manager                                     head of fixed income trading. She
                                            has over seven years of emerging
                                            markets investment experience as a
                                            portfolio manager. She is the
                                            Capital Markets Strategist and a
                                            Senior Portfolio Manager for the
                                            firm's Emerging Markets Bond Group.
                                            She began her investment career in
                                            1987.
--------------------------------------------------------------------------------

Kemper Europe Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Marc Slendebroek               1998         Joined Scudder Kemper in 1994 as a
Lead Manager                                European equity analyst. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.

Carol L. Franklin              1999         Joined Scudder Kemper in 1981 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and is a portfolio manager for
                                            other affiliated international
                                            mutual funds. She began her
                                            investment career in 1975. Prior to
                                            joining Scudder Kemper, she worked
                                            for an unaffiliated investment
                                            management company.

Joan R. Gregory                1999         Joined Scudder Kemper in 1992. She
Manager                                     is a member of the firm's Global
                                            Equity Group and is on the portfolio
                                            management teams for other
                                            affiliated international mutual
                                            funds. She began her investment
                                            career in 1989. Prior to joining
                                            Scudder Kemper, she worked in the
                                            international investment department
                                            at a bank.
--------------------------------------------------------------------------------

Kemper Global Blue Chip Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Diego Espinosa                 1998         Joined Scudder Kemper in 1996 as an
Lead Manager                                analyst for Latin American equity
                                            securities. He has over five years
                                            of direct investment experience as
                                            both an analyst and portfolio
                                            manager. He began his investment
                                            career in 1991. Prior to joining
                                            Scudder Kemper, he was a Latin
                                            American equities securities analyst
                                            for an unaffiliated investment
                                            management company.

William E. Holzer              1998         Joined Scudder Kemper in 1980 as an
Manager                                     analyst and portfolio manager. He is
                                            Product Leader of the firm's global
                                            equity investment product and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1970. Prior to
                                            joining Scudder Kemper, he was a
                                            credit analyst in the international
                                            department at a banking trust
                                            company.

Nicholas Bratt                 1998         Joined Scudder Kemper in 1976 as a
Manager                                     portfolio manager. Since then he has
                                            served as portfolio manager for
                                            other affiliated international
                                            mutual funds and has over 20 years
                                            of international investment
                                            experience. He is Head of the firm's
                                            Global Equity Group, responsible for
                                            the strategic direction of the
                                            firm's equity management business.
--------------------------------------------------------------------------------

Global Discovery Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Gerald J. Moran                1991         Joined Scudder Kemper in 1968 as an
Lead Manager                                analyst. Since then he has worked
                                            within the firm's research
                                            department and has served as
                                            portfolio manager for other
                                            affiliated mutual funds. For the
                                            last decade, he has worked
                                            exclusively with small cap stocks.
                                            He has over 30 years of industry
                                            experience.

Sewall F. Hodges               1996         Joined Scudder Kemper in 1995 as a
Manager                                     portfolio manager. He is a member of
                                            the firm's Global Equity Group. He
                                            began his investment career in 1978.
                                            Prior to joining the firm, he was a
                                            global equity portfolio manager and
                                            research analyst at an unaffiliated
                                            investment management company.
--------------------------------------------------------------------------------

Kemper Global Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Terence C. Prideaux            1998         Joined Scudder Kemper in 1989 as an
Lead Manager                                associate director. He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He has over 20 years of
                                            investment experience. Prior to
                                            joining Scudder Kemper, he was a
                                            fund manager for the fixed income
                                            portfolios of a life insurance
                                            company.
--------------------------------------------------------------------------------

Kemper International Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Stephen P. Dexter              1998         Joined Scudder Kemper in 1986 as an
Co-Lead Manager                             equity analyst. Since then he has
                                            served as a portfolio manager for
                                            other affiliated mutual funds. He
                                            began his investment career in
                                            1983. Prior to joining Scudder
                                            Kemper, he worked for an
                                            unaffiliated investment management
                                            company where he followed venture
                                            capital and small cap companies.

Marc J. Slendebroeck           1998         Joined Scudder Kemper in 1994 as a
Co-Lead Manager                             European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company. He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------

Kemper International Growth and Income Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Sheridan P. Reilly             1998         Joined Scudder Kemper in 1995 as an
Lead Manager                                analyst. He is a member of the
                                            firm's Global Equity Group and is on
                                            the portfolio management teams for
                                            other affiliated international
                                            mutual funds. He began his
                                            investment career in 1987. Prior to
                                            joining Scudder Kemper, he focused
                                            on strategies for global bonds
                                            portfolios, currency hedging, and
                                            foreign equity markets at an
                                            unaffiliated investment management
                                            company.
--------------------------------------------------------------------------------

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Irene T. Cheng                 1998         Joined Scudder Kemper in 1993 as a
Manager                                     portfolio manager. She is a member
                                            of the firm's Global Equity Group
                                            and has over six years of
                                            experience as a portfolio manager.
                                            She began her investment career in
                                            1985. Prior to joining Scudder
                                            Kemper, she spent three years in
                                            merchant banking activities and
                                            three years as an equity analyst.

Lauren C. Lambert              1999         Joined Scudder Kemper in 1994 as a
                                            European equity analyst.  He is an
                                            International Portfolio Manager at
                                            Scudder Investments, UK Ltd., an
                                            affiliated investment management
                                            company.  He began his investment
                                            career in 1990. Prior to joining
                                            Scudder Kemper, he worked for an
                                            unaffiliated investment management
                                            company responsible for the Dutch
                                            equity research product.
--------------------------------------------------------------------------------

Kemper Latin America Fund

                           Joined the Fund
                            as a Portfolio
Name & Title                   Manager          Background
--------------------------------------------------------------------------------
Tara C. Kenney                 1996         Joined Scudder Kemper in 1995 as a
Lead Manager                                portfolio manager. She is a member
                                            of the firm's Global Equity Group,
                                            focusing on portfolio management of
                                            Latin American equity securities.
                                            She has 15 years of experience in
                                            the field. Prior to joining Scudder
                                            Kemper, she was responsible for the
                                            origination and execution of
                                            corporate finance transactions in
                                            Latin America at a banking trust
                                            company.

Edmund B. Games, Jr.           1992         Joined Scudder Kemper in 1960. Since
Manager                                     then he has served as portfolio
                                            manager for other affiliated
                                            international mutual funds and has
                                            over 39 years of international
                                            investment experience. He is a
                                            member of the firm's Global Equity
                                            Group.

Paul H. Rogers                 1996         Joined Scudder Kemper in 1994 and
Manager                                     was responsible for Latin American
                                            corporate bond research in the
                                            firm's Emerging Markets/High Yield
                                            Bond Group. Since then he has served
                                            as portfolio manager for other
                                            affiliated international mutual
                                            funds. He began his investment
                                            career in 1985. Prior to joining
                                            Scudder Kemper he worked in the
                                            Latin American group for a bank.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares(1)     Offered at net asset value plus a maximum sales charge of
                      5.75% of the offering price, or 4.5% of the offering price in the cases of Kemper Global Income Fund and Kemper
                      Emerging Markets Income Fund.

                      Reduced sales charges apply to purchases of $50,000 or more for all funds except Kemper Global Income Fund and Kemper Emerging Markets Income Fund. Reduced sales charges apply to purchases of $100,000 or more for Kemper Global Income Fund and Kemper Emerging Markets Income Fund.
                      Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares(1)     Offered at net asset value without an initial sales
                      charge, but subject to a 0.75% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions
                      made within one year of purchase. Class C shares do not
                      convert into another class.
--------------------------------------------------------------------------------

(1) Class A, B and C shares of Growth Fund Of Spain are subject to a 2% redemption fee on shares redeemed or exchanged within one year after purchase, with limited exceptions.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of the shares.

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Currently, shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). Effective June 1, 1999, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Upon the exchange of any class of shares of the Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders (see "Redemption Fee" below). Redemptions for any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the fund's redemption policies described in the fund's Statement of Additional Information under "Redemption-in-kind."

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES -- All funds, except Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of              As a % of
Amount of Purchase                     Offering Price      Net Amount Invested*
------------------                     --------------      --------------------
Less than $50,000                           5.75%                 6.10%
$50,000 but less than $100,000              4.50                  4.71
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge and, in the case of Growth Fund Of Spain, a redemption fee, as discussed below.

CLASS A SHARES -- Kemper Global Income Fund and Kemper Emerging Markets Income Fund

Public Offering Price. Including Sales Charge

                                                    Sales Charge
                                                    ------------
                                          As a % of        As a % of Net Amount
Amount of Purchase                     Offering Price            Invested*
------------------                     --------------            ---------
Less than $100,000                          4.50%                 4.71%
$100,000 but less than $250,000             3.50                  3.63
$250,000 but less than $500,000             2.60                  2.67
$500,000 but less than $1 million           2.00                  2.04
$1 million and over                         0.00**                0.00**

-----------
*     Rounded to nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends;

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons;

o     officers, directors, and employees of service agents of the funds;

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL);

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates;

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families;

o in connection with the acquisition of the assets of or merger or consolidation with another investment company;

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, any trust, pension, profit-sharing or other benefit plan for only such persons;

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America;

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district;

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

--------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth    Fifth     Sixth
--------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:            4%       3%        3%       2%        2%        1%
--------------------------------------------------------------------------------

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts);

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

o     for redemptions made pursuant to a systematic withdrawal plan;

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

o in the event of the death of the shareholder (including a registered joint owner).

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by Kemper Service Company, the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege);

o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund);

o redemptions in connection with distributions qualifying under the hardship provisions of the Code;

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457;

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;

o redemption of shares of a shareholder (including a registered joint owner) who has died;

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

o redemptions under a fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account;

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values without paying any contingent deferred sales charge. Shares of Growth Fund Of Spain held for less than one year are subject to a 2% redemption fee upon exchange.

Redemption fee

Upon the redemption of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders.

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O.
Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Mutual Fund.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Each fund normally distributes dividends of net investment income as follows: annually for Kemper Asian Growth Fund, Kemper Emerging Markets Growth Fund, Kemper Europe Fund, Kemper Global Blue Chip Fund, Global Discovery Fund, Growth Fund Of Spain, Kemper International Fund, and Kemper Latin America Fund; semi-annually for Kemper International Growth and Income Fund; monthly for Kemper Emerging Markets Income Fund and Kemper Global Income Fund. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gains dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, Kemper Service Company, a shareholder may select one of the following options:

1. To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

2.    To receive income and capital gains dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

Taxes

Dividends representing net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, generally depending on how long you owned the shares. Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

Each fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by a fund.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities of that class, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that the funds invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the funds do not price their shares. As a result, the net asset value per share of the funds may change at a time when shareholders are not able to purchase or redeem their shares.

Redemption Fee

Upon the redemption or exchange of any class of shares of Growth Fund Of Spain held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition this waiver does not apply to any IRA or SEP-IRA accounts. This fee is intended to encourage long-term investment in the fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to redemptions from the fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the fund in connection with the fund's acquisition of the assets of or merger or consolidation with another investment company, the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the fund the period of ownership of the acquired fund. Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form.

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. Each fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

Each fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

It is the policy of Growth Fund Of Spain to redeem its shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of the period. As an operating policy, the fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. Shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the fund redeemed, which expenses are in addition to any applicable redemption fee or contingent deferred sales charge (see the Statement of Additional Information about redemptions-in-kind).

With respect to Growth Fund Of Spain, for redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form which can be obtained by contacting the Shareholder Service Agent. The form details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemptions requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the funds' financial performance for the periods reflected below. Certain information reflects the financial results for a single fund share. The total return figures show what a shareholder in a fund would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Global Discovery Fund, has been audited by Ernst & Young LLP. With respect to Global Discovery Fund, this information has been audited by Pricewaterhouse Coopers LLP. The reports of each of the auditors, along with the funds' financial statements, are included in the funds' annual reports, which are available upon request by calling Kemper at 1-800-621-1048.

Growth Fund Of Spain is the successor entity to The Growth Fund of Spain, Inc., a closed-end management investment company that had one class of shares. In connection with the December 11, 1998 reorganization of The Growth Fund of Spain, Inc. as Growth Fund Of Spain, an open-end series of Kemper Global/International Series, Inc., the shares of The Growth Fund of Spain, Inc. were exchanged on that date for Class A shares of the fund. Accordingly, the following table shows financial information for Growth Fund Of Spain's Class A shares expressed in terms of one share outstanding throughout the relevant period, and reflects the operations of The Growth Fund of Spain, Inc. as a closed-end investment company. Financial information is not available for the fund's Class B and Class C shares since the reorganization took place after the close of the fund's most recent fiscal year. Effective as of the fund's 1998 fiscal year, the fund's fiscal year end was changed to October 31.

The Growth Fund of Spain, Inc.

                                   Eleven
                                   months
                                   ended
                                  October
                                     31,            Year ended November 30,
                                    1998       1997      1996      1995      1994
----------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                        $19.06      15.67     13.33     12.40     10.67
----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .11        .24       .36       .37       .32
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain                    5.72       4.15      2.69      1.01      1.41
----------------------------------------------------------------------------------
Total from investment
  operations                         5.83       4.39      3.05      1.38      1.73
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                   .11        .17       .42       .45        --
----------------------------------------------------------------------------------
  Distribution from net
  realized gain                      1.36        .83       .29        --        --
----------------------------------------------------------------------------------
Total dividends                      1.47       1.00       .71       .45        --
----------------------------------------------------------------------------------
Net asset value, end of period     $23.42      19.06     15.67     13.33     12.40
----------------------------------------------------------------------------------
Total return (not annualized)       32.90%     29.86     24.12     11.62     16.21
----------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                             1.43%      1.22      1.25      1.22      1.23
----------------------------------------------------------------------------------
Net investment income                 .58%      1.29      2.46      2.89      2.57
----------------------------------------------------------------------------------
Supplemental data
Net assets at end of period
  (in thousands)                 $387,126    315,059   263,935   227,997   213,972
----------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                         10%        29        45        69        85
----------------------------------------------------------------------------------

Note: Total return reflects reinvestment of dividends.

Kemper Asian Growth Fund

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS A                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.65      10.04       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .11        .08         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.27)     (3.47)       .54
------------------------------------------------------------------------------
Total from investment operations               (1.16)     (3.39)       .54
------------------------------------------------------------------------------
Less distribution from net investment income     .08         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.41       6.65      10.04
------------------------------------------------------------------------------
Total return (not annualized)                 (17.66)%   (33.76)      5.68
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        1.80%      1.60       1.46
------------------------------------------------------------------------------
Net investment income                           2.05%       .97        .74
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.65%      2.62       1.46
------------------------------------------------------------------------------
Net investment income (loss)                    1.20%      (.05)       .74
------------------------------------------------------------------------------

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS B                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.58      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.45)       .53
--------------------------------------------------------------------------
Total from investment operations               (1.22)     (3.45)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.34       6.58      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.65)%   (34.40)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.78%      2.57       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.07%        --       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.29%      3.51       2.34
------------------------------------------------------------------------------
Net investment loss                             (.44)%     (.94)      (.14)
------------------------------------------------------------------------------

                                                                   October 21
                                                  Year ended       to November
                                                 November 30,          30,
CLASS C                                         1998      1997        1996
------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $6.60      10.03       9.50
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05         --         --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (1.28)     (3.43)       .53
------------------------------------------------------------------------------
Total from investment operations               (1.23)     (3.43)       .53
------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .02         --         --
------------------------------------------------------------------------------
Net asset value, end of period                 $5.35       6.60      10.03
------------------------------------------------------------------------------
Total return (not annualized)                 (18.72)%   (34.20)      5.58
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.71%      2.54       2.34
------------------------------------------------------------------------------
Net investment income (loss)                    1.14%       .03       (.14)
------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        4.56%      3.55       2.34
------------------------------------------------------------------------------
Net investment loss                             (.71)%     (.98)      (.14)
------------------------------------------------------------------------------

                                                                     October 21
                                                 Year ended         to November
                                                November 30,             30,
                                              1998         1997         1996
------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                $7,416,000   6,398,000    1,949,000
------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          131%          155           74
------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to waive a portion of its management fee and absorb certain operating expenses of the fund during the years ended November 30, 1998 and 1997. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Kemper Emerging Markets Growth Fund

                                             For the period from January 9, 1998
                                                (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50      9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .03         (.01)     (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (1.73)       (1.75)    (1.71)
--------------------------------------------------------------------------------
Total from investment operations               (1.70)       (1.76)    (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.80         7.74      7.76
--------------------------------------------------------------------------------
Total return (not annualized)                 (17.89)%     (18.53)   (18.32)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.28%        3.18      3.15
--------------------------------------------------------------------------------
Net investment income (loss)                     .40%        (.50)     (.47)
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                       22.38%       24.06     24.03
--------------------------------------------------------------------------------
Net investment loss                           (19.70)%     (21.38)   (21.35)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                        $1,771,222
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                     69%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Kemper Emerging Markets Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .64          .53         .54
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (4.14)       (4.09)      (4.09)
--------------------------------------------------------------------------------
Total from investment operations               (3.50)       (3.56)      (3.55)
--------------------------------------------------------------------------------
Less distribution from net investment
income                                           .61          .56         .56
--------------------------------------------------------------------------------
Net asset value, end of period                 $5.39         5.38        5.39
--------------------------------------------------------------------------------
Total return (not annualized)                 (38.39)%     (38.87)     (38.75)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund before
  interest expense                              1.68%        2.56        2.53
--------------------------------------------------------------------------------
Expenses absorbed by the fund after
  interest expense                              2.46%        3.34        3.31
--------------------------------------------------------------------------------
Net investment income                          10.59%        9.71        9.74
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses before interest expense                5.12%        6.75        6.72
--------------------------------------------------------------------------------
Expenses after interest expense                 5.90%        7.53        7.50
--------------------------------------------------------------------------------
Net investment income                           7.15%        5.52        5.55
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $5,040,189
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      294%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Kemper Europe Fund

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS A                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.43        11.02         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .04          .03          .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.07         1.51         1.51
--------------------------------------------------------------------------------
Total from investment operations              2.11         1.54         1.52
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .05           --           --
--------------------------------------------------------------------------------
  Distribution from net realized gain          .15          .13           --
--------------------------------------------------------------------------------
Total dividends                                .20          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.34        12.43        11.02
--------------------------------------------------------------------------------
Total return (not annualized)                17.25%       14.18        16.00
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      1.53%        1.52         1.49
--------------------------------------------------------------------------------
Net investment income                          .32%         .34          .46
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.28%        1.75         4.74
--------------------------------------------------------------------------------
Net investment income (loss)                  (.43)%        .11        (2.79)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS B                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.27        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                         (.05)        (.05)        (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            1.98         1.48         1.49
--------------------------------------------------------------------------------
Total from investment operations              1.93         1.43         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.05        12.27        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                15.92%       13.23        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.67%        2.45         2.44
--------------------------------------------------------------------------------
Net investment loss                           (.82)%       (.59)        (.49)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      4.42%        2.66         5.63
--------------------------------------------------------------------------------
Net investment loss                          (2.57)%       (.80)       (3.68)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
CLASS C                                       1998         1997         1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period        $12.28        10.97         9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           --         (.05)        (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain            2.00         1.49         1.48
--------------------------------------------------------------------------------
Total from investment operations              2.00         1.44         1.47
--------------------------------------------------------------------------------
Less distribution from net realized gain       .15          .13           --
--------------------------------------------------------------------------------
Net asset value, end of period              $14.13        12.28        10.97
--------------------------------------------------------------------------------
Total return (not annualized)                16.48%       13.32        15.47
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                      2.08%        2.38         2.34
--------------------------------------------------------------------------------
Net investment loss                           (.23)%       (.52)        (.39)
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                      2.89%        2.59         5.50
--------------------------------------------------------------------------------
Net investment loss                          (1.04)%       (.73)       (3.55)
--------------------------------------------------------------------------------

                                                 Year ended           May 1 to
                                                November 30,        November 30,
                                              1998         1997         1996
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in
  thousands)                                $67,308       23,910        3,856
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          132%          101           96
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net assets are computed without this expense waiver or absorption.

Kemper Global Blue Chip Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .05           --          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .66          .63         .64
--------------------------------------------------------------------------------
Total from investment operations                 .71          .63         .64
--------------------------------------------------------------------------------
Net asset value, end of period                $10.21        10.13       10.14
--------------------------------------------------------------------------------
Total return (not annualized)                   7.47%        6.63        6.74
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.80%        2.68        2.65
--------------------------------------------------------------------------------
Net investment income                            .92%         .04         .07
--------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        6.06%        7.69        7.66
--------------------------------------------------------------------------------
Net investment loss                            (3.34)%      (4.97)      (4.94)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                          $9,539,623
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      84%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Global Discovery Fund

                                              For the      For the     For the
                                               Period      Period       Period
                                             April 16,    April 16,   April 16,
                                               1998         1998        1998
                                            (commence-   (commence-  (commence-
                                             ment sale    ment sale   ment sale
                                            of Class A   of Class B  of Class C
                                             shares) to  shares) to   shares) to
                                            October 31,    October   October 31,
                                                1998      31, 1998       1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Net asset value, beginning of period          $23.98       $23.98      $23.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.09)        (.18)       (.17)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments transactions                  (4.11)       (4.10)      (4.11)
--------------------------------------------------------------------------------
Total from investment operations               (4.20)       (4.28)      (4.28)
--------------------------------------------------------------------------------
Net asset value, end of period                $19.78       $19.70      $19.70
--------------------------------------------------------------------------------
Total return (%)(b)(c)                        (17.51)**    (17.85)**   (17.85)**
--------------------------------------------------------------------------------
Ratios and Supplemental Data
Net assets, end of period ($ millions)            11            6           2
--------------------------------------------------------------------------------
Ratio of operating expenses, net to
  average daily
  net assets (%)                                1.95*        2.83*       2.80*
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)   2.20*        3.13*       3.23*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets (%)                 (1.00)*      (1.87)*     (1.88)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     40.6         40.6        40.6
--------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

(c)   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Kemper Global Income Fund

                                           Year ended December 31,
CLASS A                         1998       1997       1996      1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                      $8.58       8.97       9.05      8.55       9.29
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .37        .48        .52       .61        .60
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .50       (.33)      (.02)     1.05       (.74)
--------------------------------------------------------------------------------
Total from investment
  operations                     .87        .15        .50      1.66       (.14)
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .40        .47        .58      1.16        .38
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .11        .07         --        --        .22
--------------------------------------------------------------------------------
Total dividends                  .51        .54        .58      1.16        .60
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $8.94       8.58       8.97      9.05       8.55
--------------------------------------------------------------------------------
Total return                   10.48%      1.80       5.87     19.89      (1.47)
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.58%      1.32       1.48      1.34       1.53
--------------------------------------------------------------------------------
Net investment income           4.31%      5.56       5.77      6.43       6.67
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS B                          1998      1997       1996      1995     1994
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.60       9.00       9.09      8.56     8.70
-------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .31        .41        .46       .56      .30
-------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
-------------------------------------------------------------------------------
Total from investment
  operations                     .80        .08        .44      1.61      .16
-------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .42        .53      1.08      .19
-------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
-------------------------------------------------------------------------------
Total dividends                  .44        .48        .53      1.08      .30
-------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.96       8.60       9.00      9.09     8.56
-------------------------------------------------------------------------------
Total return (not
  annualized)                   9.56%      1.03       5.11     19.21     1.89
-------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.32%      2.18       2.14      1.98     2.27
-------------------------------------------------------------------------------
Net investment income           3.57%      4.70       5.11      5.79     5.89
-------------------------------------------------------------------------------

                                                                       May 31 to
                                                                       December
                                     Year ended December 31,              31,
CLASS C                         1998       1997       1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                    $8.62       9.02       9.09      8.56     8.70
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .32        .42        .48       .57      .30
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)         .49       (.33)      (.02)     1.05     (.14)
--------------------------------------------------------------------------------
Total from investment
  operations                     .81        .09        .46      1.62      .16
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .34        .43        .53      1.09      .19
--------------------------------------------------------------------------------
  Tax return of capital
  distribution                   .10        .06         --        --      .11
--------------------------------------------------------------------------------
Total dividends                  .44        .49        .53      1.09      .30
--------------------------------------------------------------------------------
Net asset value, end of
  period                       $8.99       8.62       9.02      9.09     8.56
--------------------------------------------------------------------------------
Total return (not
  annualized)                   9.72%      1.09       5.31     19.26     1.91
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                        2.13%      2.11       2.06      2.06     2.23
--------------------------------------------------------------------------------
Net investment income           3.76%      4.77       5.19      5.71     5.93
--------------------------------------------------------------------------------

                                           Year ended December 31,
                                1998       1997       1996      1995      1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $84,795     99,054    131,761   152,959    170,700
--------------------------------------------------------------------------------
Portfolio turnover rate         313%       283        276       220        378
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data for 1998, 1997 and 1996 were determined based on average shares outstanding.

Kemper International Fund

                                           Year ended October 31,
CLASS A                         1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of year                     $12.68      11.96      10.59     11.13      10.56
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .04         --        .04       .07         --
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain                .01       1.52       1.50       .05        .86
--------------------------------------------------------------------------------
Total from investment
  operations                     .05       1.52       1.54       .12        .86
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              .08        .12        .12        --         --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                  .55        .68        .05       .66        .29
--------------------------------------------------------------------------------
Total dividends                  .63        .80        .17       .66        .29
--------------------------------------------------------------------------------
Net asset value, end of
  year                        $12.10      12.68      11.96     10.59      11.13
--------------------------------------------------------------------------------
Total return                     .45%     13.49      14.70      1.69       8.32
--------------------------------------------------------------------------------
Ratios to average net assets
Expenses                        1.64%      1.57       1.64      1.57       1.54
--------------------------------------------------------------------------------
Net investment income            .36%       .16        .34       .83        .02
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS B                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.50      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.12)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.51        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.39        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.90      12.50       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.32       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.62%      2.57        2.53      2.50     2.58
--------------------------------------------------------------------------------
Net investment loss            (.62)%     (.84)       (.55)     (.10)    (.97)
--------------------------------------------------------------------------------

                                                                       May 31 to
                                                                        October
                                      Year ended October 31,              31,
CLASS C                        1998       1997        1996      1995     1994
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
  of period                  $12.51      11.81       10.46     11.09    10.58
--------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment loss          (.08)      (.09)       (.06)     (.02)    (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain               .03       1.49        1.47       .05      .55
--------------------------------------------------------------------------------
Total from investment
  operations                   (.05)      1.40        1.41       .03      .51
--------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income              --        .02         .01        --       --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                 .55        .68         .05       .66       --
--------------------------------------------------------------------------------
Total dividends                 .55        .70         .06       .66       --
--------------------------------------------------------------------------------
Net asset value, end of
  period                     $11.91      12.51       11.81     10.46    11.09
--------------------------------------------------------------------------------
Total return (not
  annualized)                  (.37)%    12.45       13.59       .84     4.82
--------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                       2.55%      2.49        2.50      2.50     2.52
--------------------------------------------------------------------------------
Net investment loss            (.55)%     (.76)       (.52)     (.10)    (.91)
--------------------------------------------------------------------------------

                                           Year ended October 31,
                               1998       1997      1996       1995       1994
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of year
  (in thousands)             $604,684   588,069    472,243   364,708     418,282
--------------------------------------------------------------------------------
Portfolio turnover rate         105%       76        104       114        103
--------------------------------------------------------------------------------

Notes: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.

Kemper International Growth and Income Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .13          .04         .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain               .20          .22         .21
--------------------------------------------------------------------------------
Total from investment operations                 .33          .26         .26
--------------------------------------------------------------------------------
Less distribution from net investment
  income                                         .10          .05         .05
--------------------------------------------------------------------------------
Net asset value, end of period                 $9.73         9.71        9.71
--------------------------------------------------------------------------------
Total return (not annualized)                   3.31%        2.64        2.65
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   1.81%        2.69        2.66
--------------------------------------------------------------------------------
Net investment income                           1.54%         .66         .69
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       13.58%       15.21       15.18
--------------------------------------------------------------------------------
Net investment loss                           (10.23)%     (11.86)     (11.83)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $4,270,979
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      97%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Kemper Latin America Fund

                                              For the period from December 31,
                                              1997 (commencement of operations)
                                                     to October 31, 1998
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $9.50         9.50        9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06          .04         .04
--------------------------------------------------------------------------------
  Net realized and unrealized loss             (2.25)       (2.28)      (2.28)
--------------------------------------------------------------------------------
Total from investment operations               (2.19)       (2.24)      (2.24)
--------------------------------------------------------------------------------
Net asset value, end of period                 $7.31         7.26        7.26
--------------------------------------------------------------------------------
Total return (not annualized)                 (23.05)%     (23.58)     (23.58)
--------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                   2.21%        3.09        3.06
--------------------------------------------------------------------------------
Net investment income                           1.38%         .50         .53
--------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                       12.75%       14.38       14.34
--------------------------------------------------------------------------------
Net investment loss                            (9.16)%     (10.79)     (10.75)
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                           $1,460,498
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      55%
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

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                                  intentionally
                                   left blank.

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

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 1999

                   KEMPER ASIAN GROWTH FUND (the "Asian Fund")
                     KEMPER EUROPE FUND (the "Europe Fund")
                  KEMPER GLOBAL INCOME FUND (the "Global Fund")
              KEMPER INTERNATIONAL FUND (the "International Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for the Asian, Europe, Global and International Funds (the "Funds"). It should be read in conjunction with the combined prospectus of the Funds dated March 1, 1999. The prospectus may be obtained without charge from the Funds and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).

                             --------------------


                              TABLE OF CONTENTS

                                                               Page
                                                               ----
      Investment Restrictions..............................      2

      Investment Policies and Techniques...................      5

      Dividends and Taxes..................................     20

      Performance..........................................     27

      Investment Manager and Underwriter...................     33

      Portfolio Transactions...............................     40

      Purchase, Repurchase and Redemption of Shares........     41

      Officers and Trustees................................     55

      Shareholder Rights...................................     60

      Appendix--Ratings of Investments.....................     62


The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for the Fund for which this Statement of Additional Information is requested accompanies this document.

KIF-13 3/99.                                           printed on recycled paper

INVESTMENT RESTRICTIONS


Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

The Asian Growth, Europe, and International Funds are classified as diversified open-end management investment companies. The Global Income Fund is a non-diversified open-end investment management company.

Each Fund, with the exception of the International Fund, may not, as a fundamental policy:


1. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Purchase physical commodities or contracts relating to physical commodities.

5. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

6. Issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Each Fund has also adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Asian Fund may not, as a non-fundamental policy:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      v. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings. (The collateral arrangements with respect to options and financial futures transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      vi. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      vii. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.




The Europe Fund may not, as a non-fundamental policy:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Purchase more than 10% of any class of voting securities of any issuer.

      v. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings. (The collateral arrangements with respect to options and financial futures transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      vi. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      vii. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.




The Global Fund may not, as a non-fundamental policy:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii.   Invest more than 15% of its net assets in illiquid securities.

      iii. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      iv. Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

      v. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

      vi. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      vii. Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

      viii. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

The International Fund may not, as a fundamental policy:

1. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

2. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. Purchase physical commodities or contracts relating to physical commodities.

6. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

7. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

8. Issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The

International Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year and it has no present intention of borrowing during the current year. The International Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval.

The International Fund may not, as a non-fundamental policy:


      i. Invest for the purpose of exercising control or management of another issuer.

      ii. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

      iii.  Invest more than 15% of its net assets in illiquid securities.

      iv. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

      v. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

      vi. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

      vii. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

INVESTMENT POLICIES AND TECHNIQUES

The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that a Fund will achieve its objective.

ASIAN FUND. The objective of the Asian Fund is long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies ("Asian Equity Securities"). Asian Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities that are issued by Asian companies as defined below.

The Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of an Asian country and has a principal office in an Asian country; (ii) it derives 50% or more of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia. Under normal circumstances, the Fund will invest at least 85% of its total assets in Asian Equity Securities and will invest at least 65% of its total assets in Asian Equity Securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For purposes of the foregoing policies, the Fund also considers Asian Equity Securities to include:
(i) shares of closed-end management investment companies, the assets of which are invested primarily in Asian Equity Securities and (ii) depository receipts (such as American Depository Receipts) where the underlying or deposited securities are Asian Equity Securities.

Currently, the Fund invests principally in developing or "emerging" countries (see "Special Risk Factors -- Emerging Markets" below). Some examples of emerging countries in which the Fund may invest without limit include China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The Fund may, in the discretion of the Fund's investment manager, invest without limit in developed Asian countries such as Hong Kong, Japan and Singapore; however, the Fund will only invest in Japan when economic conditions warrant and then only in limited amounts.


In pursuing its objective, the Fund invests primarily in Asian Equity Securities believed to have potential for capital growth. However, there is no requirement that the Fund invest exclusively in Asian Equity Securities. Subject to limits described above, the Fund may invest in any other type of security including, but not limited to, equity securities of non-Asian companies, bonds, notes and other debt securities of domestic or foreign companies (including Asian-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions. Currently, the Fund does not intend to invest more than 5% of its net assets in debt securities (except for temporary defensive investments described below).

The Fund makes investments in various Asian countries. Under normal circumstances, business activities in not less than four different Asian countries will be represented in the Fund's portfolio. The Fund may, from time to time, have 40% or more of its assets invested in any major Asian industrial or developed country which, in the view of the Fund's investment manager, poses no unique investment risk. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

In determining the appropriate distribution of investments among various Asian countries and geographic regions, the Fund's investment manager ordinarily considers such factors as prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to investors in Asian companies.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, up to 100% of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for temporary defensive purposes the Fund's assets may be invested without limitation in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S.
Dollar-denominated assets.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions and may lend its portfolio securities. See "Additional Investment Information" below.

EUROPE FUND. The objective of the Europe Fund is long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of European companies ("European Equity Securities"). European Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments and warrants, options and rights exercisable for equity securities that are issued by European companies as defined below.

The Fund considers an issuer of securities to be a European company if: (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives 50% or more of its total revenues from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. Under normal circumstances, the Fund will invest at least 85% of its total assets in European Equity Securities and will invest at least 65% of its total assets in European Equity Securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For purposes of the foregoing policies, the Fund also considers European Equity Securities to include: (i) shares of closed-end management investment companies, the assets of which are invested primarily in European Equity Securities and (ii) depository receipts (such as American Depository Receipts and European Depository Receipts) where the underlying or deposited securities are European Equity Securities.

The Fund invests principally in developed countries, but it may invest up to 25% of its total assets in developing or "emerging" countries (see "Special Risk Factors -- Emerging Markets" below). Currently, the developed European countries in which the Fund may invest without limit include Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. The Fund may, in the discretion of the Fund's investment manager, invest without limit in other European countries in the future if they become developed countries. Some examples of emerging European countries are Portugal, Greece, Turkey, Hungary, Poland and the Czech Republic.

In pursuing its objective, the Fund invests primarily in European Equity Securities believed to have potential for capital growth. However, there is no requirement that the Fund invest exclusively in European Equity Securities. Subject to limits described above, the Fund may invest in any other type of security including, but not limited to, equity securities of non-European companies, bonds, notes and other debt securities of domestic or foreign companies (including Euro-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions. Currently, the Fund does not intend to invest more than 5% of its net assets in debt securities during the coming year (except for temporary defensive investments described below).

The Fund makes investments in various European countries. Under normal circumstances, business activities in not less than five different European countries will be represented in the Fund's portfolio. The Fund may, from time to time, have 25% or more of its assets invested in any major European industrial or developed country which, in the view of the Fund's investment manager, poses no unique investment risk. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

In determining the appropriate distribution of investments among various European countries and geographic regions, the Fund's investment manager ordinarily considers such factors as prospects for relative economic growth among European countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to investors in European companies.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, up to 100% of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for temporary defensive purposes the Fund's assets may be invested without limitation in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S.
Dollar-denominated assets.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions and may lend its portfolio securities. See "Additional Investment Information" below.

GLOBAL FUND. The objective of the Global Fund is to provide high current income consistent with prudent total return asset management. In seeking to achieve its objective, the Fund will invest primarily in investment grade foreign and domestic fixed income securities. In managing the Fund's portfolio to provide a high level of current income, the investment manager will also be seeking to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. In so managing the Fund's portfolio in an effort to reduce volatility and increase returns, the investment manager may, as is discussed more fully below, adjust the Fund's portfolio across various global markets, maturity ranges, quality ratings and issuers based upon its view of interest rates and other market conditions prevailing throughout the world.

As a global fund, the Fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, as a non-fundamental policy, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU"). Since the Fund invests in foreign securities, the net asset value of the Fund will be affected by fluctuations in currency exchange rates. See "Special Risk Factors" below.


The Fund may seek to capitalize on investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Currently, more than 50% of the value of the world's debt securities is represented by securities denominated in currencies other than the U.S. Dollar. Over the past ten years, debt securities offered by certain foreign governments provided higher investment returns than U.S. Government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The investment manager believes that investment in a global portfolio can provide investors with more opportunities for attractive returns than investment in a portfolio comprised exclusively of U.S. debt securities. Also, the flexibility to invest in fixed income markets around the world can reduce risk since, as noted above, different world markets have often performed, at a given time, in radically different ways.

The Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries and in developing countries.

The Fund may invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national governments of two or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may, in addition, invest in debt securities denominated in the ECU of an issuer in any country (including supranational issuers). The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction that are not backed by its full faith and credit and general taxing powers.


The Fund is authorized to invest in the securities of any foreign or domestic issuer. Investments by the Fund in fixed income securities may include obligations issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities; obligations issued or guaranteed by supranational entities; debt obligations of foreign and domestic corporations, banks and other business organizations; and other foreign and domestic debt securities such as convertible securities and preferred stocks, cash and cash equivalents and repurchase agreements. Under normal market conditions, the Fund, as a non-fundamental policy, will invest at least 65%, and may invest up to 100%, of its total assets in fixed income securities. Some of the Fund's fixed income securities may be convertible into common stock or be traded together with warrants for the purchase of common stock, and the Fund may convert such securities into equities and hold them as equity upon conversion. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

The securities in which the Fund may invest will be "investment grade" securities. Investment grade securities are those rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or IBCA Limited (including its affiliate IBCA, Inc.) ("IBCA"); or that are unrated but are of comparable quality in the opinion of the investment manager. Most foreign fixed income securities are unrated. The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.

When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, or when relative yields in other securities are not deemed attractive, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the investment manager, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Fund's assets may be invested in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

The Fund may purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts, may enter into forward foreign currency exchange contracts, foreign currency options and foreign currency futures contracts and options thereon and may engage in delayed delivery transactions. See "Additional Investment Information" below.

INTERNATIONAL FUND. The International Fund seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return. There is no limitation on the percentage or amount of the Fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. While the Fund invests principally in equity securities of non-U.S. issuers, it may also invest in convertible and debt securities and foreign currencies. The Fund invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the Fund's total assets will be invested in non-U.S. issuers. In determining whether the Fund will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market. See "Special Risk Factors."

In pursuing its objective, the Fund invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions. When the investment manager believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Fund may substantially increase its holdings in such debt securities. The Fund may establish and maintain reserves for defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

The Fund makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the Fund's portfolio. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk. The Fund may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization. Under exceptional economic or market conditions abroad, the Fund may, for defensive purposes, invest all or a major portion of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. The Fund may also invest its reserves in domestic short-term money-market instruments as described above.


In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers such factors as prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.


Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may purchase and write (sell) options and engage in financial futures and foreign currency transactions. See "Additional Investment Information" below.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Fund. The investment manager attempts to reduce risk through fundamental research; however, there is no guarantee that such efforts will be successful and each Fund's returns and net asset value will fluctuate over time. There are special risks associated with each Fund's investments that are discussed below.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Because the Asian Fund concentrates its investments in Asian companies, the performance of the Asian Fund is closely tied to economic and political conditions within Asia. The current economies and political structures of many of the countries the Asian Fund may invest in do not compare favorably with the United States or other mature economies in terms of wealth and stability. As a result, such investments will be subject to more risk and erratic and abrupt price movements; particularly in the emerging Asian countries. Concentration of the Asian Fund's investments in Asian companies presents greater risk than investment in a more diversified portfolio of foreign securities.

Because the Europe Fund concentrates its investments in European companies, the performance of the Europe Fund is closely tied to economic and political conditions within Europe. Some European countries, particularly those in Eastern Europe, have less stable economies than those in Western Europe. The movement of many Eastern European countries toward market economies and the movement toward a unified common market may significantly affect European economies and markets. Economic growth transformation and renewal are currently taking place in different areas and different ways including: a trend toward privatizations and corporate restructurings, deregulation and modernization of securities markets; reduction in trade barriers and currency restrictions; global expansion by major European companies of both exports and production; steps toward the broadening of the European Community; economic reform and modernization of the former communist countries of Eastern Europe; expected further growth of an already large middle class and a general increase in consumer spending; and anticipated labor market restructuring. There can be no assurance, of course, that these trends and conditions will continue or that anticipated economic benefits will be realized. Concentration of the Europe Fund's investments in European companies may present greater risk than investment in a more diversified portfolio of foreign securities.

EMERGING MARKETS. While the Europe, Global and International Funds' investments in foreign securities will principally be in developed countries, a Fund may, and in the case of the Asian Fund will principally, invest in countries considered by the Fund's investment manager to be developing or "emerging" markets. The Europe Fund may invest up to 25% of its total assets in such countries and, while no specific limits apply, it is currently anticipated that less than 25% of the total assets for each of the Global and International Funds will be invested in such countries. Developing or emerging markets involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of its Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"). For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of Global Depository Receipts ("GDRs"), and European Depository Receipts ("EDRs") for the Europe, Global and International Funds, which are receipts evidencing an arrangement with a bank, similar to that for ADRs, and are designed for use in other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

ADDITIONAL INVESTMENT INFORMATION. The Funds will have increased opportunities to adjust their portfolios across various markets and may experience a high portfolio turnover rate (over 100%), which involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" below.


The Global Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Fund. This allows the Global Fund, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the fixed income securities of an individual foreign government or corporate issuer. Currently, the Fund does not intend to invest more than 5% of its assets in any individual corporate issuer. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

As noted above, the Global Fund may invest in securities that are rated within the four highest grades by S&P, Moody's or IBCA or, if unrated, are of comparable quality as determined by the investment manager. Securities rated within the four highest grades are generally considered to be "investment grade." Like higher rated securities, securities rated in the fourth grade are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The characteristics of the rating categories are described in the "Appendix -- Ratings of Investments."

Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that past interest rates are indicative of future rates. The values of fixed income securities in a Fund's portfolio will fluctuate depending upon market factors and inversely with current interest rate levels.


The Global Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of the Fund's portfolio may be relatively short (under five years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. Since in most foreign markets debt securities generally are issued with maturities of ten years or less, it is currently anticipated that the average maturity of the Fund's portfolio will normally be in the intermediate range (three to ten years).

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques -- Over-the-Counter Options" for a description of the extent to which over- the-counter traded options are in effect considered as illiquid for purposes of each Fund's limit on illiquid securities. A Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Fund has adopted certain fundamental investment restrictions, which are presented above and that, together with any policies of the Fund specifically designated in this statement of additional information as fundamental, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Policies of a Fund that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the applicable Fund without shareholder approval.


GENERAL. Each Fund may engage in futures, options and other derivatives transactions in accordance with its investment objective and policies. The Funds intends to engage in such transactions if it appears to the investment manager to be advantageous for the Funds to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency, or the cash value of a securities index or other appropriate index, as available, such as a foreign currency index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Each Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

OPTIONS ON SECURITIES. Each Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying asset rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying asset would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated herein (see "Investment Objectives, Policies and Risk Factors"), each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the securities used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Funds anticipate entering into agreements with dealers to which a Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the securities serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Each Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FOREIGN CURRENCY OPTIONS. Each Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of its financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. See "Foreign Currency Transactions" under "Investment Objectives, Policies and Risk Factors--Additional Investment Information" herein. There is no limitation as to the percentage of the Global Fund's assets that may be committed to forward contracts for the purchase of a foreign currency; each of the Asian, Europe and International Funds does not intend to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. A Fund generally does not enter into a forward contract with a term longer than one year.

DELAYED DELIVERY TRANSACTIONS. The Global Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent the Global Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, a Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by a Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward foreign currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities or other assets which the Fund holds or intends to purchase.

REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. Each Fund currently does not intend to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. Each of the Asian, Europe and Global Funds may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities or other assets sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each of the Asian, Europe and Global Funds may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. A Fund will receive amounts equal to dividends or interest on the securities loaned. It also will earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Fund's investment manager to be of good standing, and when the Fund's investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

DIVIDENDS AND TAXES

DIVIDENDS. The Global Fund normally distributes monthly dividends of net investment income, the Asian, Europe and International Funds normally distribute annual dividends of net investment income and each Fund distributes any net realized short-term and long-term capital gains at least annually.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

A Fund may at any time vary the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").


Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)   To receive income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in Fund shares of the same class. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested without sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same class of the Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Such qualification does not involve governmental supervision or management of investment practices or policy.


A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Funds may qualify for the dividends received deduction available to corporate shareholders.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the

Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

It is anticipated that only a small portion, if any, of the ordinary income dividends from the Funds will be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by a Fund for the fiscal year.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or any other Kemper Mutual Fund listed herein under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual
Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as describedherein under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

A Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

Many futures contracts and certain foreign currency forward contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Each Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

An individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty. Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over". The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax Advisors regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.


A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures, and for the Global Fund may be shown in the form of "yield" figures. These various measures of performance are described below. Performance information will be computed separately for each class.


Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the Global Fund's shares (which is net asset value for Class B and Class C shares) at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.

The Global Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Fund's Class A, Class B and Class C shares' yields based upon the one-month period ended December 31, 1997 were 3.71%, 3.17%, and 3.26%, respectively. The Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b/cd + 1)^6 - 1]

Where:   a =  dividends and interest earned during the period.

         b =  expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, the Global Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares would be reduced if such charge were included.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not representative of future performance. The Global Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price and each of the Asian, Europe and International Funds' Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.


The figures below show performance information for various periods.

The net asset value and returns of the Funds will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                          ASIAN FUND--November 30, 1998




                           Fund      Fund      Fund
  AVERAGE ANNUAL         Class A    Class B  Class C
TOTAL RETURN TABLE       Shares     Shares   Shares
------------------       ------     ------   ------

Life of Class(+)         (25.11)    (24.88)  (23.72)
One Year                 (22.44)    (21.08)  (18.72)


--------------------


(+)   Since October 21, 1996 for all classes.

                         EUROPE FUND--NOVEMBER 30, 1998




                           Fund      Fund      Fund
  AVERAGE ANNUAL         Class A    Class B  Class C
TOTAL RETURN TABLE       Shares     Shares   Shares
------------------       ------     ------   ------

Life of Class(+)         15.88      16.55     17.71
One Year                 10.49      12.92     16.48


--------------------


(+)   Since May 1, 1996 for all classes.

                         GLOBAL FUND--DECEMBER 31, 1998




                           Fund      Fund      Fund
  AVERAGE ANNUAL         Class A    Class B  Class C
TOTAL RETURN TABLE       Shares     Shares   Shares
------------------       ------     ------   ------

Life of Class(+)           8.09      6.89     7.70
Five Years                 5.70          *        *
Three Years                4.33      4.58     5.30
One Year                   3.90     (1.84)    8.30


--------------------


(+) Since October 1, 1989 for Class A shares. Since May 31, 1994 for Class B and
    Class C shares.
*   Does not apply

                      INTERNATIONAL FUND--OCTOBER 31, 1998





  AVERAGE
  ANNUAL
   TOTAL        Fund      Fund      Fund
  RETURN      Class A    Class B  Class C
   TABLE      Shares     Shares   Shares
  -------     ------     ------   ------
Life of
Class(+)      11.49%      6.55    (0.37)
Ten Years       7.51          *        *
Five Years      6.31          *        *
One Year       (5.31)    (0.37)   (6.94)


--------------------


(+) Since May 21, 1981 for Class A shares. Since May 31, 1994 for Class B and
    Class C shares.
*   Does not apply.

                             FOOTNOTES FOR ALL FUNDS


(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75% for the Asian, Europe and International Funds and 4.5% for the Global Fund. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" herein. No adjustments were made to Class C shares.

Investors may want to compare a Fund's performance to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposit prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of the Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. The bonds in the Global Fund's portfolio are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors may also want to compare a Fund's performance to that of U.S. Treasury bills, notes or bonds. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Shares of a Fund are redeemable at net asset value, which may be more or less than original cost. The Funds' returns will also fluctuate.

In order to appreciate more fully the opportunities for income throughout the world and the potential advantages of investing in the Global Fund, investors may want to compare the historical performance of various bond markets around the world. Such performance, of course, would not necessarily be representative of future actual or relative performance of such markets, or of the past or future performance of the Fund.

The following table compares the performance of the Class A shares of each Fund over various periods with that of other mutual funds within the category described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis.


ASIAN FUND


                                                      Lipper Mutual Fund
                                                         Performance
                                                         -----------
                                                       Analysis Pacific
                                                       ----------------
                                                        Ex-Japan Funds
                                                        --------------

One Year (Period ended 11/30/98)...................     #58 of 87 funds
                                                        ---------------
The Lipper Pacific Ex-Japan Fund category includes funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically does not invest in Japan.

EUROPE FUND


                                                      Lipper Mutual Fund
                                                         Performance
                                                         -----------
                                                      Analysis European
                                                      -----------------
                                                         Region Funds
                                                         ------------


One Year (Period ended 11/30/98)...................     #64 of 95 funds
                                                        ---------------
The Lipper European Region Fund category includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

GLOBAL FUND


                                                      Lipper Mutual Fund
                                                         Performance
                                                         -----------
                                                       Analysis Global
                                                       ---------------
                                                         Income Funds
                                                         ------------


Five Years (Period ended 12/31/98)                     #40 of 145 funds
                                                       ----------------
Three Years (Period ended
   12/31/98)............................               #72 of 111 funds
                                                       ----------------
One Year (Period ended
   12/31/98)............................                #18 of 67 funds
                                                       ----------------


The Lipper Global Income Fund category includes funds which by prospectus or portfolio practice invest primarily in U.S. Dollar and non-U.S. Dollar debt instruments of issuers located in at least 3 countries, one of which may be in the United States. This category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.


INTERNATIONAL FUND

                                                      Lipper Mutual Fund
                                                         Performance
                                                         -----------
                                                           Analysis
                                                           --------
                                                      International Funds
                                                      -------------------


Fifteen Years (Period ended 11/30/98)                   #7 of 12 funds
-------------------------------------                  ----------------
Ten Years (Period ended 11/30/98)                       #18 of 36 funds
                                                       ----------------
Five Years (Period ended
   11/30/98).........................                  #61 of 145 funds
                                                       ----------------
One Year (Period ended
   11/30/98)............................               #370 of 489 funds
                                                       ----------------


The Lipper International Funds category includes funds which invest their assets in securities whose primary trading markets are outside of the United States.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or "the Adviser"), 345 Park Avenue, New York, New York, is each Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. The investment management agreements provide that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc., ("KDI") as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Fund subject thereto or the Board of Trustees. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment Advisor, manage its investments and provide it with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting which concluded in December 1998.

Each Fund pays Scudder Kemper an investment management fee, payable monthly, at 1/12 of the annual rates shown below:

                                                Annual Management Fee Rates
                                                ---------------------------
                                                 Europe, Global
                                                 --------------
Average Daily Net Assets of the Fund            and International     Asian
------------------------------------            -----------------     -----

$0 - $250 million                                       0.75%          0.85%
$250 million - $1 billion                               0.72           0.82
$1 billion - $2.5 billion                               0.70           0.80
$2.5 billion - $5 billion                               0.68           0.78
$5 billion - $7.5 billion                               0.65           0.75
$7.5 billion - $10 billion                              0.64           0.74
$10 billion - $12.5 billion                             0.63           0.73
Over $12.5 billion                                      0.62           0.72

The expenses of each Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees. The investment management fees incurred by each Fund for its last three fiscal years are shown in the table below.

Fund                    Fiscal 1998    Fiscal 1997    Fiscal 1996
----                    -----------    -----------    -----------


Asian...............         None*       $45,000      $    1,000(Degree)
Europe..............         None**      $95,000      $    7,000(Degree)(Degree)
Global..............     $675,000       $858,000      $1,050,000
International.......   $4,612,000     $4,131,000      $3,177,000

* After waiver of $58,000.
** After waiver of $349,000.
(Degree) For the period October 21, 1996 (commencement of operations) to
   November 30, 1996.
(Degree)(Degree) For the period May 1, 1996 (commencement of operations) to
   November 30, 1996.


Fund Sub-Adviser. Scudder Investments U.K., Limited ("Scudder UK"), 1 South Place, London, U.K. EC42M 2ZS, an affiliate of Scudder Kemper, is the sub-adviser for the Europe, Global Income, and International Funds. Scudder UK acts as sub-adviser pursuant to the terms of the sub-advisory agreement between it and Scudder Kemper for each Fund. Scudder UK is subject to regulations by the Investment Management Regulatory Organization (IMRO) in England as well as the U.S. Securities and Exchange Commission.

Under the terms of the sub-advisory agreement for a Fund, Scudder UK renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to Scudder UK by the Adviser from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder UK may, under the terms of each sub-advisory agreement, render similar services to others including other investment companies. For its services, Scudder UK will receive from the Adviser a monthly fee at the annual rate of 0.30% for the Global Income Fund and 0.35% for each of the Europe and International Funds of the portion of the average daily net assets of each Fund allocated by the Adviser to Scudder UK for management. Scudder UK permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

Each sub-advisory agreement provides that Scudder UK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder UK in the performance of its duties or from reckless disregard by Scudder UK of its obligations and duties under the sub-advisory agreement.

Each sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Fund subject thereto or the Board of Trustees. Each sub-advisory agreement may be terminated at any time for a Fund upon 60 days notice by Scudder Kemper, Scudder UK or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Funds become subject to a sub-advisory agreement, the provisions concerning continuation, amendment and termination shall be on a Fund-by-Fund basis. Additional Funds may be subject to a different agreement. No sub-advisory fees were paid by the Adviser to Scudder UK for periods prior to the 1997 fiscal year, although in such periods the Adviser has paid Scudder UK for its services to Scudder Kemper with respect to foreign securities investments of the Funds.

The sub-advisory fees paid by each Fund for its last fiscal year are shown below.


Fund                                                          Fiscal 1998*
----                                                          ------------

Europe.....................................................     $163,000
                                                              ----------
Global.....................................................     $270,000
                                                              ----------
International..............................................   $1,890,000
                                                              ----------
*  Estimated.


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, some time in the future. SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                                        Commissions
                                         Commissions      Paid To
                           Commissions   Underwriter      Kemper
                           Retained By   Paid To All    Affiliated
    Fund      Fiscal Year  Underwriter      Firms          Firms
    ----      -----------  -----------      -----          -----


    Asian        1998        $3,000        $37,000            --
    -----                    ------        -------            --
                 1997       $14,000        $59,000            --
                 1996*       $1,000         $3,000            --

   Europe        1998       $22,000       $217,000            --
   ------                   -------       --------            --
                 1997       $20,000        $99,000            --
                 1996**      $5,000        $24,000        $1,000

   Global        1998        $3,000        $24,000            --
   ------                    ------        -------            --
                 1997        $9,000        $49,000            --
                 1996       $31,000        $72,000        $1,000

International    1998      $105,000       $887,000            --
-------------              --------       --------            --
                 1997       $96,000       $959,000            --
                 1996       $95,000       $714,000      $26, 000


-------------------

* For the period October 21, 1996 (commencement of operations) to November 30, 1996.
** For the period May 1, 1996 (commencement of operations) to November 30, 1996.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares".

CLASS B SHARES AND CLASS C SHARES. Each Fund has adopted a plan under
Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Expenses of the Funds and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                                 Commissions
                              Distribution     Contingent          Total           Paid By
                              Fees Paid By   Deferred Sales  Commissions Paid  Underwriter To
  Fund Class B     Fiscal       Fund To        Charges To     By Underwriter     Affiliated
    Shares          Year      Underwriter      Underwriter       To Firms           Firms
    ------          ----      -----------      -----------       --------           -----
     Asian          1998         $21,000           $6,000         $53,000              --
                    1997         $18,000           $7,000        $103,000              --
                    1996*             --               --          $2,000              --

    Europe          1998        $103,000          $43,000        $408,000              --
                    1997         $41,000          $15,000        $253,000              --
                    1996**        $3,000               --         $29,000              --

    Global          1998        $120,000          $52,000         $58,000              --
                    1997        $270,000          $62,000        $147,000              --
                    1996        $347,000          $84,000        $173,000          $1,000

 International      1998      $1,234,000         $285,000      $1,313,000              --
                    1997        $970,000         $227,000      $1,709,000              --
                    1996        $541,000         $127,000        $972,000         $15,000

                      Other Distribution Expenses Paid By Underwriter
                   ------------------------------------------------------
                                                                   Misc.     Interest
  Fund Class B      Advertising and  Prospectus  Marketing and   Operating     Fund
    Shares            Literature      Printing   Sales Expenses  Expenses    Expenses
    ------            ----------      --------         --------  --------    --------
     Asian              $7,000         $1,000       $14,000      $28,000     $18,000
                       $12,000         $1,000       $25,000       $4,000      $9,000
                        $1,000             --        $2,000       $3,000          --

    Europe             $43,000         $5,000       $84,000      $50,000     $75,000
                       $19,000         $1,000       $56,000      $21,000     $18,000
                        $3,000             --        $7,000       $6,000      $1,000

    Global              $7,000         $1,000       $12,000      $19,000    ($41,000)
                       $22,000         $2,000       $64,000      $25,000          --
                       $39,000         $3,000       $83,000      $27,000          --

 International        $173,000        $20,000      $358,000      $74,000    $509,000
                      $219,000        $15,000      $595,000      $94,000    $395,000
                      $229,000        $22,000      $463,000      $98,000    $212,000

                               Distribution     Contingent          Total       Commissions Paid
                               Fees Paid By   Deferred Sales  Commissions Paid   By Underwriter
   Fund Class        Fiscal      Fund To        Charges To     By Underwriter     To Affiliated
   C Shares           Year     Underwriter      Underwriter       To Firms             Firms
   --------           ----     -----------      -----------       --------             -----
      Asian           1998        $2,000               --           $4,000              --
                      1997        $2,000               --           $3,000              --
                      1996*           --               --               --              --

      Europe          1998       $18,000           $1,000          $17,000              --
                      1997        $4,000               --           $6,000              --
                      1996**      $1,000               --           $1,000              --

      Global          1998       $12,000               --          $13,000              --
                      1997        $9,000           $1,000           $8,000              --
                      1996        $4,000               --           $8,000              --

  International       1998      $162,000           $7,000         $171,000              --
                      1997       $96,000           $3,000         $117,000              --
                      1996       $32,000               --          $46,000              --

                           Other Distribution Expenses Paid By Underwriter
                     ----------------------------------------------------------------
                      Advertising                                 Misc.      Interest
   Fund Class             and       Prospectus  Marketing and   Operating      Fund
   C Shares           Literature     Printing   Sales Expenses  Expenses     Expenses
   --------           ----------     --------   --------------  --------     --------
      Asian             $1,000            --        $1,000      $12,000        $3,000
                        $2,000            --        $4,000      $10,000        $1,000
                            --            --        $1,000       $1,000            --

      Europe            $5,000        $1,000       $12,000      $15,000        $4,000
                        $2,000            --        $5,000       $8,000        $2,000
                        $1,000            --        $3,000       $2,000            --

      Global            $3,000            --        $5,000      $12,000        $8,000
                        $4,000            --       $11,000       $4,000        $6,000
                        $5,000            --       $11,000       $3,000        $3,000

  International        $48,000        $7,000      $103,000      $27,000       $45,000
                       $45,000        $3,000      $118,000       $4,000       $26,000
                       $30,000        $3,000       $53,000       $7,000       $11,000


-------------------

* For the period October 21, 1996 (commencement of operations) to November 30, 1996.
** For the period May 1, 1996 (commencement of operations) to November 30, 1996.



If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.

KDI enters into related arrangements with various broker-dealers and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.15% of the net assets for the Global and 0.25% of the net assets for the International Fund of these accounts in the fund that it maintains and services that are attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% on the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Fund.


                                        Administrative Service Fees Paid By Fund  Service Fees Paid By   Service Fees Paid By
                                        ----------------------------------------     Administrator           Administrator
     Fund       Fiscal Period               Class A       Class B      Class C          To Firms         To Affiliated Firms
     ----       -------------               -------       -------      -------          --------         -------------------
    Asian          1998                      $8,000        $6,000           --           $20,000                   --
                   1997*                     $1,000        $5,000       $1,000           $19,000                   --
                   1996(Degree)                  --            --           --                --                   --

    Europe         1998                     $46,000            --       $5,000          $113,000                   --
                   1997*                     $7,000       $13,000           --           $37,000                   --
                                             $1,000
                   1996(Degree)(Degree)                    $1,000           --            $4,000                   --

    Global         1998                    $147,000       $38,000       $4,000          $192,000                   --
                   1997                    $149,000       $86,000       $3,000          $239,000                   --
                   1996                    $173,000      $113,000       $1,000          $291,000              $12,000

International      1998                  $1,013,000      $360,000      $51,000        $1,438,000                   --
                   1997                    $926,000      $322,000      $32,000        $1,301,000                   --
                   1996                    $772,000      $179,000      $11,000          $984,000              $16,000

----------------

(Degree) For the period October 21, 1996 (commencement of operations) to
   November 30, 1996.
(Degree)(Degree) For the period May 1, 1996 (commencement of operations) to
   November 30, 1996.
*  Amounts shown after expense waiver.


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fees that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record as well as, with respect to the Global Fund's Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of each Fund are also directors or officers of Scudder Kemper, Scudder UK or KDI as indicated under "Officers and Trustees."


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to 981362676KSvC as follows: prior to January 1, 1999,, annual account fees at a maximum rate of $6 per account plus account set up, transaction, maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement and effective January 1, 1999, for the Asian, Europe, and International Funds annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement, and for the Global Fund annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement. IFTC's fee is reduced by certain earnings credits in favor of each Fund.


The following shows for each Fund's 1998 fiscal year the shareholder service fees IFTC remitted to KSvC.


                                                             Fees IFTC
Fund                                                       Paid to KSVC
----                                                       ------------

Asian                                                         $78,000
                                                              -------
Europe                                                       $581,000
                                                             --------
Global                                                       $197,000
                                                             --------
International                                              $2,432,000
                                                           ----------


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

PORTFOLIO TRANSACTIONS

Brokerage

Allocation of brokerage is supervised by the Adviser (which also includes Scudder UK for purposes of the following disclosure).

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Board members review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal periods and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                  Allocated to Firms
                                  ------------------
                                 Based on Research in
                                 --------------------
                 Fiscal 1998          Fiscal 1998          Fiscal 1997             Fiscal 1996
                 -----------          -----------          -----------             -----------
Asian                 $99,000*               100%*           $142,000               $15,000(Degree)
Europe               $340,000*                93%*            $89,000                $9,000(Degree)(Degree)
Global                     $0                  0                   $0                    $0
International      $2,888,000*                96%*         $2,339,000            $2,982,000

--------------------
*  Estimated.
(Degree) For the period October 21, 1996 (commencement of operations) to
   November 30, 1996.
(Degree)(Degree) For the period May 1, 1996 (commencement of operations) to
   November 30, 1996.


PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                   Annual 12b-1 Fees (As
                                   A % Of Average Daily
                Sales Charge            Net Assets)         Other Information
                ------------            -----------         -----------------
Class A    Maximum initial sales           None           Initial sales charge
           charge of 4.5% (for                            waived or reduced for
           the Global Fund)                               certain purchases
           and5.75% (for each of
           the Asian, Europe and
           International Funds)
           of the public offering
           price
Class B    Maximum contingent              0.75%          Shares convert to
           deferred sales charge                          Class A shares six
           of 4% of redemption                            years after issuance
           proceeds; declines to
           zero after six years
Class C    Contingent deferred             0.75%          No conversion feature
           sales charge of 1% of
           redemption proceeds
           for redemptions made
           during first year
           after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers of the Global Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                        Global Fund -- Sales Charge
                                          --------------------------------------------------------
                                          As A Percentage  As A Percentage  Allowed To Dealers As
                                           Of Offering      of Net Asset       A Percentage Of
   Amount of Purchase                          Price            Value*          Offering Price
   ------------------                     ---------------  ---------------  ---------------------
Less than $100,000.....................        4.50%              4.71%             4.00%
$100,000 but less than $250,000........        3.50               3.63              3.00
$250,000 but less than $500,000........        2.60               2.67              2.25
$500,000 but less than $1 million......        2.00               2.04              1.75
$1 million and over....................        0.00**             0.00**            ***
---------------

*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed   below.

The public offering price of Class A shares for purchasers of the Asian, Europe or International Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                     Asian, Europe And International Funds -- Sales Charge
                                       ---------------------------------------------------------------------------------
                                          As A Percentage         As A Percentage          Allowed To Dealers As A
         Amount of Purchase              Of Offering Price      of Net Asset Value*      Percentage Of Offering Price
         ------------------              -----------------      -------------------      ----------------------------

Less than $50,000..................           5.75%                     6.10%                     5.20%
$50,000 but less than $100,000.....           4.50                      4.71                      4.00
$100,000 but less than $250,000....           3.50                      3.63                      3.00
$250,000 but less than $500,000....           2.60                      2.67                      2.25
$500,000 but less than $1 million..           2.00                      2.04                      1.75
$1 million and over................           0.00**                    0.00**                    ***

*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed   below.

Each Fund receives the entire net asset value of all Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (d) any trust or pension, profit sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may also be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Fund Class A shares at net asset value through reinvestment programs described hereines of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at the rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."


WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable.

Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase, repurchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services.

Each Fund reserves the right to withdraw all or any part of the offering made by the prospectus and this statement of additional information and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

As described herein, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

The Funds have authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557,

Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which a Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


CONTINGENT DEFERRED SALES CHARGE -- LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.


CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                   Contingent
                                                                 Deferred Sales
Year Of Redemption After Purchase                                    Charge
---------------------------------                                    ------

First.......................................................            4%
Second......................................................            3%
Third.......................................................            3%
Fourth......................................................            2%
Fifth.......................................................            2%
Sixth.......................................................            1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE -- GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1999 will be eligible for the second year's charge if redeemed on or after March 1, 2000. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or any other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


CLASS A SHARES -- COMBINED PURCHASES. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust, and Kemper Securities Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI.

The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

CLASS A SHARES -- CUMULATIVE DISCOUNT. Each Fund's Class A shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES -- AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the offering period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, the cost and purchase date of the shares that were originally purchased and exchanged are retained.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). Effective June 1, 1999, each fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund and therefore may be subject to the 15 Day Hold Policy.


For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $5,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141- 6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. A Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Funds will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemption of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies in sales and sales-related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

Although it is each of the Asian, Europe and Global Funds' present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. Each of the Asian, Europe and Global Funds has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

OFFICERS AND TRUSTEES

The officers and trustees of each Fund, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper, the investment manager, Scudder UK, the sub-adviser of the Funds, and KDI, principal underwriter, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

TRUSTEES--ASIAN, GLOBAL AND INTERNATIONAL FUNDS



LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).


ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); prior thereto, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).


DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


THOMAS W. LITTAUER (4/26/55), Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.


DANIEL PIERCE (3/18/34), Trustee*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.


WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI International (research and development); prior thereto, President and Chief Executive Officer, SRI International; prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc., and Litton Industries.





Trustees--Europe Fund


JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.


ARTHUR R. GOTTSCHALK (2/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (4/25/27), Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.

THOMAS W. LITTAUER (4/26/55), Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

DANIEL PIERCE (3/18/34), Trustee*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.


FRED B. RENWICK (2/1/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America.


JOHN B. TINGLEFF (5/4/35), Trustee, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.



JOHN G. WEITHERS (8/8/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.


Officers -- All Funds


MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.


PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and
Assistant Secretary, Scudder Kemper.




THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.


JOHN R. HEBBLE (6/27/58), Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.


CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President and Director of State Registrations, KDI.


Additional Officer for Global Fund only:

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

Additional Officers for Asian Fund only:

THERESA GUSMAN (2/29/60), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

CORNELIA M. SMALL (7/28/44), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

Additional Officers for Europe Fund only:

CORNELIA M. SMALL*, See above.

Additional Officers for International Fund only:

STEPHEN P. DEXTER, Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper.

CORNELIA M. SMALL*, See above.




* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The tables below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1998 fiscal year except that the information in the last column is for calendar year 1998.

Trustees -- Asian, Global and International Funds


                          Aggregate Compensation From Funds       Total
                                                              Compensation
                                                             From Funds and
                                                               Kemper Fund
                                                                 Complex
                                                                Paid To
Name of Trustee           Asian      Global     International  Trustees**
---------------           -----      ------     -------------  ----------
Lewis A. Burnham.......    $400      $2,000        $3,300       $126,100
Donald L. Dunaway*.....    $400      $2,200        $3,600       $135,000
Robert B. Hoffman......    $400      $1,900        $3,200       $116,100
Donald R. Jones........    $400      $2,100        $3,400       $129,600
Shirley D. Peterson....    $400      $1,800        $3,000       $108,800
William P. Sommers.....    $400      $1,800        $3,000       $108,800


---------------------

* Includes deferred fees. Pursuant to deferred compensation agreements with the funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from Asian, Global and International Funds, respectively are $0, $16,200 and $18,000 for Mr. Dunaway.

** Includes compensation for service on the boards of 26 Kemper funds with 48 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds with 45 fund portfolios.


Trustees -- Europe Fund


                                                    Total Compensation
                                     Aggregate       From Kemper Fund
                                   Compensation        Complex Paid
         Name Of Trustee             From Fund      To Board Members(2)
         ---------------             ---------      -------------------

James E. Akins.................       $1,700             $130,000
Arthur R. Gottschalk(1)........       $1,800             $133,200
Frederick T. Kelsey............       $1,700             $130,500
Fred B. Renwick................       $1,700             $130,500
John B. Tingleff...............       $1,800             $134,800
John G. Weithers...............       $1,800             $134,800


--------------------


(1) Includes deferred fees. Pursuant to deferred compensation agreements with the fund, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the fund are $3,700 for Mr. Gottschalk.

(2) Includes compensation for service on the Boards of 15 Kemper Funds with 53 fund portfolios. Each trustee currently serves as a board member of 15 Kemper funds with 53 fund portfolios.

As of January 29, 1999, the trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund and no person owned of record more than 5% of the outstanding shares of any class of either Fund, except as shown below:

Kemper International Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs               C                     5.07
Corp.,
200 Liberty Street
New York, NY  10281

Kemper Europe Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs               A                     8.27
Corp.,
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette             A                     6.14
1 Pershin Plaza
Jersey City, NJ  07399

National Financial Svcs               B                     7.04
Corp.,
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette             B                     6.70
1 Pershin Plaza
Jersey City, NJ  07399

Lincoln Trust Company                 B                     5.09
Attn: 1900 Monarch Tower
3424 Peachtree Road NE
Atlanta, GA  30326

National Financial Svcs               C                     7.42
Corp.,
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette             C                     9.90
1 Pershin Plaza
Jersey City, NJ  07399

Sterling Trust Co.                    C                     5.89
LM Kohn & Company
9810 Montgomery Road
Cincinnati, OH  45242

Kemper Global Income Fund

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs               A                     6.46
Corp.,
200 Liberty Street
New York, NY  10281

Everen Securities Inc.                A                     8.29
77 W. Wacker Drive
Chicago, IL  60601

National Financial Svcs               B                     6.73
Corp.,
200 Liberty Street
New York, NY  10281

Everen Securities Inc.                B                    16.86
77 W. Wacker Drive
Chicago, IL  60601

Donaldson Lufkin Jenrette             C                    46.32
1 Pershin Plaza
Jersey City, NJ  07399

MLPF&S for the sole                   C                    17.56
Benefit of ITS
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL  32246

Kemper Asian Growth

Name and Address                    Class                Percentage
----------------                    -----                ----------

National Financial Svcs               A                     7.09
Corp.,
200 Liberty Street
New York, NY  10281

National City Bank of                 A                     7.36
Pennsylvania
McKeesport Healthcare
Pension
P.O. Box 94984
Cleveland, OH  44101

National Financial Svcs               B                    12.18
Corp.,
200 Liberty Street
New York, NY  10281

A.G. Edwards & Sons Inc.              C                     7.10
1 N. Jefferson Avenue
St. Louis, MO  63103

Coldstream Capital LLC                C                     5.35
811 North Rexford Drive
Beverly Hills, CA  90210



--------------------

*  Record and beneficial owner.

** Record owner only.

SHAREHOLDER RIGHTS

The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Asian and Europe Funds were each organized as a business trust under the laws of Massachusetts on June 12, 1995. The Global Fund was organized as a business trust under the laws of Massachusetts on August 3, 1988. The International Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper International Fund, Inc., a Maryland corporation organized in 1980.

The Asian Fund and the Global Fund each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Each Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. While only shares of a single Portfolio are presently being offered by each Fund, the Board of Trustees of each Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Currently, each Fund offers four classes of shares of a single Portfolio. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, which may affect performance, and that are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when voting by class is appropriate.


The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment policies.

Each Fund's activities are supervised by the Fund's Board of Trustees.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

APPENDIX--RATINGS OF INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            IBCA Limited Bond Ratings

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB. Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                               KEMPER EUROPE FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                    (a)           (1)       Agreement and Declaration of Trust, incorporated by reference to the
                                            Registrant's Registration Statement on Form N-1A; filed with the SEC on
                                            January 5, 1996.

                    (a)           (2)       Written Instrument Amending the Agreement and Declaration of Trust,
                                            incorporated by reference to the Registrant's Registration Statement on
                                            Form N-1A; filed with the SEC on January 5, 1996.

                    (b)                     By-laws, incorporated by reference to the Registrant's Registration
                                            Statement on Form N-1A; filed with the SEC on January 5, 1996.

                    (c)           (1)       Text of Share Certificate, incorporated by reference to Pre-Effective
                                            Amendment No. 1 to the Registrant's Registration Statement on Form
                                            N-1A; filed with the SEC on March 29, 1996.

                    (c)           (2)       Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares,  incorporated by reference to Pre-Effective
                                            Amendment No. 1 to the Registrant's Registration Statement on Form
                                            N-1A; filed with the SEC on March 29, 1996.

                    (d)           (1)       Investment Management Agreement, incorporated by reference to Post-
                                            Effective Amendment No. 3 to the Registrant's Registration Statement on
                                            Form N-1A; filed with the SEC on February 26, 1998.

                    (d)           (2)       Investment Management Agreement between the Registrant and Scudder
                                            Kemper Investments, Inc., dated September 7, 1998, incorporated by reference to Post- Effective Amendment No. 4 to the Registrant's Registration on Form
                                            N-1A; filed with the SEC on December 30, 1998.

                    (d)           (3)       Sub-Advisory Agreement, incorporated by reference to Post-Effective
                                            Amendment No. 3 to the Registrant's Registration Statement on Form
                                            N-1A; filed with the SEC on February 26, 1998.

                    (d)           (4)       Sub-Advisory Agreement between Scudder Kemper Investments Inc., on behalf of Kemper Europe Fund, and Scudder Investments (U.K.) Limited,  dated
                                            May 21, 1998, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration on Form N-1A; filed with the SEC on
                                            December 30, 1998.

                    (d)           (5)       Sub-Advisory Agreement between Scudder Kemper Investments Inc., on behalf of Kemper Europe Fund, and Scudder Investments (U.K.) Limited,  dated
                                            September 7, 1998, incorporated by reference to Post-Effective
                                            Amendment No. 4 to the Registrant's Registration on Form N-1A; filed with the SEC on December 30, 1998.

                    (e)           (1)       Underwriting and Distribution Services Agreement, incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's
                                            Registration Statement on Form N-1A; filed with the SEC on February 26,

                                       1

                                            1998.

                    (e)           (2)       Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated August 1, 1998, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's
                                            Registration on Form N-1A; filed with the SEC on December 30, 1998.

                    (e)           (3)       Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated September 7, 1998, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's
                                            Registration on Form N-1A; filed with the SEC on December 30, 1998.

                    (e)           (4)       Selling Group Agreement; filed herein.

                    (f)                     Inapplicable.

                    (g)           (1)       Custody Agreement (Form 1), incorporated by reference to Pre-Effective
                                            Amendment No. 1 to the Registrant's Registration Statement on Form
                                            N-1A; filed with the SEC on January 5, 1996.

                    (g)           (2)       Foreign Custody Agreement (Form 2), incorporated by reference to Pre-
                                            Effective Amendment No. 1 to the Registrant's Registration Statement on
                                            Form N-1A; filed with the SEC on January 5, 1996.

                    (h)           (1)       Agency Agreement, incorporated by reference to Pre-Effective Amendment
                                            No. 1 to the Registrant's Registration Statement on  Form N-1A; filed with the SEC on January 5, 1996.

                    (h)           (2)       Supplement to Agency Agreement; filed herein.

                    (h)           (3)       Administrative Services Agreement, incorporated by reference to Post-
                                            Effective Amendment No. 3 to the Registrant's Registration on Form
                                            N-1A; filed with the SEC on February 26, 1998.

                    (h)           (4)       Fund Accounting Agreement, incorporated by reference to Post-Effective
                                            Amendment No. 3 to the Registrant's Registration Statement on Form
                                            N-1A; filed with the SEC on February 26, 1998.

                    (i)                     Inapplicable.

                    (j)                     Report and Consent of Independent Auditors; filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                    (m)           (1)       Amended and Restated 12b-1 Plan (Class B shares) between the Registrant and Kemper Distributors, Inc., dated August 1, 1998, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's
                                            Registration on Form N-1A; filed with the SEC on December 30, 1998.

                    (m)           (2)       Amended and Restated 12b-1 Plan (Class C shares) between the Registrant and Kemper Distributors, Inc., dated August 1, 1998, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's
                                            Registration


                                       2

                                            on Form N-1A; filed with the SEC on December 30, 1998.

                    (n)                     Financial Data Schedule; filed herein.

                    (o)                     Multi-Distribution System Plan, incorporated by reference to Pre-
                                            Effective Amendment No. 1 to the Registrant's Registration Statement on
                                            Form N-1A; filed with the SEC on March 29, 1996.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**

                                       3

                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

                                       4

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Trustee and Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

                                       5

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 25th day of February, 1999.

                                               KEMPER EUROPE FUND



                                               By: /s/Mark S. Casady
                                                   -----------------------------
                                                   Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 23, 1999, on behalf of the following persons in the capacities indicated.

SIGNATURE                                    TITLE                                  DATE
---------                                    -----                                  ----



/s/ Daniel Pierce                                                                   February 25, 1999
----------------------------------------
Daniel Pierce*                               Chairman and Trustee



/s/ James E. Akins                                                                  February 25, 1999
----------------------------------------
James E. Akins*                              Trustee



/s/ Arthur R. Gottschalk                                                            February 25, 1999
----------------------------------------
Arthur R. Gottschalk*                        Trustee



/s/ Frederick T. Kelsey                                                             February 25, 1999
----------------------------------------
Frederick T. Kelsey*                         Trustee

                                                                                    February 25, 1999
/s/Thomas W. Littauer
----------------------------------------
Thomas W. Littauer                           Trustee



/s/ Fred B. Renwick                                                                 February 25, 1999
----------------------------------------
Fred B. Renwick*                             Trustee




/s/ John B. Tingleff                                                                February 25, 1999
----------------------------------------
John B. Tingleff*                            Trustee

/s/ John G. Weithers                                                                February 25, 1999
----------------------------------------
John G. Weithers*                            Trustee

                                                                                    February 25, 1999
/s/John R. Hebble
----------------------------------------
John R. Hebble                               Treasurer (Principal Financial and
                                             Accounting Officer)



By:  /s/Philip J. Collora
     -----------------------------------
     Philip J. Collora



* Philip J. Collora signs this document pursuant to powers of attorney contained in Post-Effective Amendment No. 3 to the Registration Statement, filed February 26, 1998.

                                                            File No. 33-00079
                                                            File No. 811-7479

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 5
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 6

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                               KEMPER EUROPE FUND

                               KEMPER EUROPE FUND

                                  EXHIBIT INDEX


                                Exhibit 23(e)(4)
                                Exhibit 23(h)(2)
                                  Exhibit 23(j)
                                  Exhibit 23(n)